PROSPECTUS

CCMI Bond Fund

A Portfolio of CCMI Funds

A mutual fund seeking to provide as high a level of current income as is consistent with the preservation of capital by investing primarily in a professionally managed, diversified portfolio of fixed income securities.

As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Contents

Risk/Return Summary	1
What are the Fund's Fees and Expenses?	2
What are the Fund's Investment Strategies?	2
What are the Principal Securities in Which the Fund Invests?	3
What are the Specific Risks of Investing in the Fund?	5
What do Shares Cost?	6
How is the Fund Sold?	8
How to Purchase Shares	8
How to Exchange Shares	9
How to Redeem Shares	9
Account and Share Information	11
Who Manages the Fund?	12
Financial Information	12

NOT FDIC INSURED     MAY LOSE VALUE      NO BANK GUARANTEE

JUNE 1, 2002

Risk/Return Summary

WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

The Fund's investment objective is to provide as high a level of current income as is consistent with the preservation of capital. While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by following the strategies and policies described in this prospectus.

WHAT ARE THE FUND'S MAIN INVESTMENT STRATEGIES?

The Fund invests primarily in a diversified portfolio of investment grade fixed income securities. The Fund's investment adviser ("Adviser") seeks to enhance the Fund's performance by allocating relatively more of its portfolio to the security type that the Adviser expects to offer the best balance between current income and risk. The Adviser may lengthen or shorten duration from time to time based on its interest rate outlook, but the Fund has no set duration parameters. Duration measures the price sensitivity of a fixed income security to changes in interest rates.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?

All mutual funds take investment risks. Therefore, it is possible to lose money by investing in the Fund. The primary factors that may reduce the Fund's returns include:

  Interest Rate Risks. Prices of fixed income securities generally fall when interest rates rise. Interest rate changes have a greater effect on the price of fixed income securities with longer durations.
  Credit Risks. There is a possibility that issuers of securities in which the Fund may invest may default in the payment of interest or principal on the securities when due, which would cause the Fund to lose money.
  Prepayment Risks. When homeowners prepay their mortgages in response to lower interest rates, the Fund will be required to reinvest the proceeds at the lower interest rates available. Also, when interest rates fall, the price of mortgage backed securities may not rise to as great an extent as that of other fixed income securities due to the potential prepayment of higher interest mortgages.

The Shares offered by this prospectus are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency.

Risk/Return Bar Chart and Table

A performance bar chart and total return information for the Fund will be provided after the Fund has been in operation for a full calendar year.

What are the Fund's Fees and Expenses?

CCMI BOND FUND

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund.

Shareholder Fees

Fees Paid Directly From Your Investment
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.50%
Redemption Fee (as a percentage of amount redeemed, if applicable)[1]	0.00%

Annual Fund Operating Expenses (Before Waivers)[2]
Expenses That are Deducted From Fund Assets (as a percentage of average net assets)
Management Fee[3]	0.60%
Distribution (12b-1) Fee[4]	0.25%
Shareholder Services Fee[5]	0.25%
Other Expenses	0.42%
Total Annual Fund Operating Expenses	1.52%
[1] Applies to purchases at net asset value (investments of $1,000,000 or more) which are redeemed within one year of purchase. See "What Do Shares Cost.''

[2] Although not contractually obligated to do so, the Adviser, distributor and shareholder services provider will waive certain amounts. These are shown below along with the net expenses the Fund expects to pay for the fiscal year ending May 31, 2003.

Total Waivers of Fund Expenses	0.65%
Total Actual Annual Fund Operating Expenses (after waivers)	0.87%

[3] The Adviser expects to voluntarily waive a portion of the management fee. The Adviser can terminate this anticipated voluntary waiver at any time. The management fee to be paid by the Fund (after the anticipated voluntary waiver) expects to be 0.45% for the fiscal year ending May 31, 2003.

[4] The Fund has no present intention of paying or accruing the distribution (12b-1) fee for the fiscal year ending May 31, 2003.
[5] The Fund has no present intention of paying or accruing the shareholder services fee for the fiscal year ending May 31, 2003.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses are before waivers as estimated in the table and remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

1 Year	$598
3 Years	$909

What are the Fund's Investment Strategies?

The Fund pursues its investment objective by investing primarily in a diversified portfolio of fixed income securities consisting primarily of U.S. government securities; corporate obligations rated BBB or higher by a national rating agency; and mortgage backed securities. The Adviser allocates the Fund's portfolio among the various types of fixed income securities, and adjusts the maturity of the portfolio, by analyzing the expected relative value of the securities types invested in by the Fund, and the expected changes in interest rates. In selecting a corporate debt obligation, the Adviser analyzes the business, competitive position and financial condition of the issuer to assess whether the security's potential return outweighs its risk. In selecting a mortgage backed security, the Adviser seeks to manage the Fund's prepayment risk by selecting mortgage backed securities with characteristics that make prepayments less likely.

The Adviser may lengthen or shorten the duration from time to time based on its interest rate outlook, but the Fund has no set duration parameters. The Adviser adjusts the portfolio's duration based upon the Adviser's interest rate outlook, generally maintaining a longer duration when rates are expected to fall, and a shorter duration when they are expected to increase.

Because the Fund refers to fixed income investments in its name, it will notify shareholders in advance of any change in its investment policies that would enable the Fund to normally invest less than 80% of its assets in fixed income investments.

TEMPORARY DEFENSIVE INVESTMENTS

The Fund may temporarily depart from its principal investment strategies by investing its assets in cash and shorter-term debt securities and similar obligations. It may do this to minimize potential losses and maintain liquidity to meet shareholder redemptions during adverse market conditions. This may cause the Fund to give up greater investment returns to maintain the safety of principal, that is, the original amount invested by shareholders.

What are the Principal Securities in Which the Fund Invests?

FIXED INCOME SECURITIES

Fixed income securities pay interest, dividends or distributions at a specified rate. The rate may be a fixed percentage of the principal or adjusted periodically. In addition, the issuer of a fixed income security must repay the principal amount of the security, normally within a specified time. Fixed income securities provide more regular income than equity securities. However, the returns on fixed income securities are limited and normally do not increase with the issuer's earnings. This limits the potential appreciation of fixed income securities as compared to equity securities.

A security's yield measures the annual income earned on a security as a percentage of its price. A security's yield will increase or decrease depending upon whether it costs less (a discount) or more (a premium) than the principal amount. If the issuer may redeem the security before its scheduled maturity, the price and yield on a discount or premium security may change based upon the probability of an early redemption. Securities with higher risks generally have higher yields.

The following describes the principal types of fixed income securities in which the Fund may invest.

Treasury Securities

Treasury securities are direct obligations of the federal government of the United States. Treasury securities are generally regarded as having the lowest credit risks.

Agency Securities

Agency securities are issued or guaranteed by a federal agency or other government sponsored entity acting under federal authority (a GSE). The United States supports some GSEs with its full faith and credit. Other GSEs receive support through federal subsidies, loans or other benefits. A few GSEs have no explicit financial support, but are regarded as having implied support because the federal government sponsors their activities. Agency securities are generally regarded as having low credit risks, but not as low as treasury securities.

The Fund treats mortgage backed securities guarnteed by GSEs as agency securities. Although a GSE guarantee protects against credit risks, it does not reduce the interest rate and prepayment risks of these mortgage backed securities.

Corporate Debt Securities

Corporate debt securities are fixed income securities issued by businesses. Notes, bonds, debentures and commercial paper are the most prevalent types of corporate debt securities. The Fund may also purchase interests in bank loans to companies. The credit risks of corporate debt securities vary widely among issuers.

In addition, the credit risk of an issuer's debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities. This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities. In addition, in the event of bankruptcy, holders of senior securities may receive amounts otherwise payable to the holders of subordinated securities. Some subordinated securities, such as trust preferred and capital securities notes, also permit the issuer to defer payments under certain circumstances. For example, insurance companies issue securities known as surplus notes that permit the insurance company to defer any payment that would reduce its capital below regulatory requirements.

Mortgage Backed Securities

Mortgage backed securities represent interests in pools of mortgages. The mortgages that comprise a pool normally have similar interest rates, maturities and other terms. Mortgages may have fixed or adjustable interest rates. Interests in pools of adjustable rate mortgages are known as ARMs.

Mortgage backed securities come in a variety of forms. Many have extremely complicated terms. The simplest form of mortgage backed securities are pass-through certificates. An issuer of pass-through certificates gathers monthly payments from an underlying pool of mortgages. Then, the issuer deducts its fees and expenses and passes the balance of the payments on to the certificate holders once a month. Holders of pass-through certificates receive a pro rata share of all payments and pre-payments from the underlying mortgages. As a result, the holders assume all the prepayment risks of the underlying mortgages.

Collateralized Mortgage Obligations (CMOs)

CMOs, including interests in real estate mortgage investment conduits (REMICs), allocate payments and prepayments from an underlying pass-through certificate among holders of different classes of mortgage backed securities. This creates different prepayment and interest rate risks for each CMO class. The degree of increased or decreased prepayment risks depends upon the structure of the CMOs.

Sequential CMOs

In a sequential pay CMO, one class of CMOs receives all principal payments and prepayments. The next class of CMOs receives all principal payments after the first class is paid off. This process repeats for each sequential class of CMO. As a result, each class of sequential pay CMOs reduces the prepayment risks of subsequent classes. The degree of increased or decreased prepayment risks depends upon the structure of the CMOs. However, the actual returns on any type of mortgage backed security depend upon the performance of the underlying pool of mortgages, which no one can predict and will vary among pools.

INVESTING IN SECURITIES OF OTHER INVESTMENT COMPANIES

The Fund may invest its assets in securities of other investment companies, including the securities of affiliated money market funds, as an efficient means of carrying out its investment policies and managing its uninvested cash.

Investment Ratings for Investment Grade Securities

The Adviser will determine whether a security is investment grade based upon the credit ratings given by one or more nationally recognized statistical rating organizations (NRSROs). For example, Standard & Poor's, a rating service, assigns ratings to investment grade securities (AAA, AA, A, and BBB) based on their assessment of the likelihood of the issuer's inability to pay interest or principal (default) when due on each security. Lower credit ratings correspond to higher credit risk. If a security has not received a rating, the Fund must rely entirely upon the Adviser's credit assessment that the security is comparable to investment grade.

If a security is downgraded below the minimum quality grade discussed above, the Adviser will reevaluate the security, but will not be required to sell it.

What are the Specific Risks of Investing in the Fund?

INTEREST RATE RISKS

  Prices of fixed income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed income securities fall. However, market factors, such as the demand for particular fixed income securities, may cause the price of certain fixed income securities to fall while the prices of other securities rise or remain unchanged.
  Interest rate changes have a greater effect on the price of fixed income securities with longer durations. Duration measures the price sensitivity of a fixed income security to changes in interest rates.

CREDIT RISKS

  Credit risk is the possibility that an issuer will default on a security by failing to pay interest or principal when due. If an issuer defaults, the Fund will lose money.
  Many fixed income securities receive credit ratings from services such as Standard & Poor's and Moody's Investor Service. These services assign ratings to securities by assessing the likelihood of issuer default. Lower credit ratings correspond to higher credit risk. If a security has not received a rating, the Fund must rely entirely upon the Adviser's credit assessment.
  Fixed income securities generally compensate for greater credit risk by paying interest at a higher rate. The difference between the yield of a security and the yield of a U.S. Treasury security with a comparable maturity (the spread) measures the additional interest paid for risk. Spreads may increase generally in response to adverse economic or market conditions. A security's spread may also increase if the security's rating is lowered, or the security is perceived to have an increased credit risk. An increase in the spread will cause the price of the security to decline.
  Credit risk includes the possibility that a party to a transaction involving the Fund will fail to meet its obligations. This could cause the Fund to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement its investment strategy.

PREPAYMENT RISKS

Unlike traditional fixed income securities, which pay a fixed rate of interest until maturity (when the entire principal amount is due), payments on mortgage backed securities include both interest and a partial payment of principal. Partial payment of principal may be comprised of scheduled principal payments as well as unscheduled payments from the voluntary prepayment, refinancing, or foreclosure of the underlying loans. These unscheduled prepayments of principal create risks that can adversely affect a Fund holding mortgage backed securities.

For example, when interest rates decline, the values of mortgage backed securities generally rise. However, when interest rates decline, unscheduled prepayments can be expected to accelerate, and the Fund would be required to reinvest the proceeds of the prepayments at the lower interest rates then available. Unscheduled prepayments would also limit the potential for capital appreciation on mortgage backed securities.

Conversely, when interest rate rise, the values of mortgage backed securities generally fall. Since rising interest rates typically result in decreased prepayments, this could lengthen the average lives of mortgage backed securities, and cause their value to decline more than traditional fixed income securities.

Generally, mortgage backed securities compensate for the increased risk associated with prepayments by paying a higher yield. The additional interest paid for risk is measured by the difference between the yield of a mortgage backed security and the yield of a U.S. Treasury security with a comparable maturity (the spread). An increase in the spread will cause the price of the mortgage backed security to decline. Spreads generally increase in response to adverse economic or market conditions. Spreads may also increase if the security is perceived to have an increased prepayment risk or is perceived to have less market demand.

What do Shares Cost?

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You can purchase, redeem, or exchange Shares any day the New York Stock Exchange (NYSE) is open. When the Fund receives your transaction request in proper form (as described in this prospectus), it is processed at the next calculated net asset value (NAV) plus any applicable front-end sales charge (public offering price). NAV is determined at the end of regular trading (normally 4:00 p.m. Eastern time) each day the NYSE is open. The Fund generally values fixed income securities according to the mean between bid and asked prices as furnished by an independent pricing service, except that fixed income securities with remaning maturities of less than 60 days at the time of purchase may be valued at amortized cost.

The required minimum initial investment for Fund Shares by an investor is $1,000. Subsequent investments must be in amounts of at least $100. The Fund may waive these minimums for purchases made by the Trust Division of National Commerce Financial Corporation, for its fiduciary or custodial accounts. An institutional investor's minimum investment will be calculated by combining all accounts it maintains with the Fund. Keep in mind that investment professionals may charge you fees for their services in connection with your Share transactions.

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SALES CHARGE WHEN YOU PURCHASE

The Funds Shares are sold at their NAV plus a sales charge, as follows:

Purchase Amount	Sales Charge as a Percentage of Public Offering Price	Sales Charge as a Percentage of NAV
Less than $100,000	4.50%	4.71%
$100,000 but less than $250,000	3.75%	3.90%
$250,000 but less than $500,000	3.00%	3.09%
$500,000 but less than $1 million	2.00%	2.04%
$1 million or greater*	0.00%	0.00%

* A redemption fee of 1% may be imposed on certain redemptions made within one year of purchase. See "How to Redeem Shares."

The sales charge at purchase may be reduced or eliminated by:

  purchasing Shares in greater quantities to reduce the applicable sales charge;
  combining concurrent purchases of Shares:
    by you, your spouse, and your children under age 21; or
  of two CCMI Funds;
  accumulating purchases (in calculating the sales charge on an additional purchase, include the current value of previous Share purchases still invested in the Fund); or
  signing a letter of intent to purchase a specific dollar amount of Shares within 13 months (call your investment professional or the Fund for more information).

The sales charge will be eliminated when you purchase Shares:

  using the reinvestment privilege;
  by exchanging Shares from another CCMI Fund;
  through entities that have no transaction fee arrangements or wrap accounts or similar programs, under which clients pay a fee;
  within 90 days of redeeming Shares of an equal or lesser amount of the redemption;
  within 60 days of redeeming Shares of any other CCMI mutual fund which was sold with a sales charge or commission or fixed or variable rate annuities of an equal or lesser amount;
  as an employee or retired employee of National Commerce Financial Corporation, Federated Securities Corp., or their affiliates, or of any bank or investment dealer which has a sales agreement with Federated Securities Corp. with regard to the Fund and memebers of their families (including parents, grandparents, siblings, spouses, children, aunts, uncles and in-laws) of such employees or retired employees; or
  through the Trust Division of National Commerce Financial Corporation.

If your investment qualifies for a reduction or elimination of the sales charge as described above, you or your investment professional should notify Commerce Capital Management, Inc. or the Fund's Distributor at the time of purchase. If the Distributor is not notified, you will receive the reduced sales charge only on additional purchases, and not retroactively on your previous purchase. More information on reducing or eliminating the sales charge is in the Fund's Statement of Additional Information.

How is the Fund Sold?

The Fund's Distributor, Federated Securities Corp. (Distributor), markets the Shares described in this prospectus to trust clients of Commerce Capital Management, Inc. and its affiliates and individual investors.

When the Distributor receives marketing fees and sales charges, it may pay some or all of them to investment professionals. The Distributor and its affiliates may pay out of their assets other amounts (including items of material value) to investment professionals for marketing and servicing Shares. The Distributor is a subsidiary of Federated Investors, Inc. (Federated).

RULE 12B-1 PLAN

The Fund has adopted a Rule 12b-1 Plan, which allows it to pay marketing fees to the Distributor and investment professionals for the sale, distribution and customer servicing of the Fund's Shares. Because these Shares pay marketing fees on an ongoing basis, your investment cost may be higher over time than other shares with different sales charges and marketing fees.

How to Purchase Shares

You may purchase Shares through Commerce Capital Management, Inc. or through an investment professional that has a sales agreement with the Distributor (Authorized Dealer).

THROUGH COMMERCE CAPITAL MANAGEMENT, INC.

An investor may purchase Shares by calling Commerce Capital Management, Inc. at 1-800-386-3111. Orders must be received by 3:00 p.m. (Eastern time) in order to receive that day's public offering price. Payment is normally required within three business days.

Texas residents must purchase Shares of the Fund through Federated Securities Corp. at 1-800-356-2805.

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BY MAIL

You may also purchase Fund Shares by mailing a check and completed account application to:

CCMI Funds
c/o Federated Shareholder Services Company
P.O. Box 8609
Boston, MA 02266

If you send your check by a private courier or overnight delivery service that requires a street address, mail it to:

Federated Investors
Attn: MFCS-CCMI Funds
1099 Hingham Street
Rockland, MA 02370-3317

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THROUGH AN AUTHORIZED DEALER

Call your Authorized Dealer for specific instructions.

Purchase orders must be received by the Dealer before 3:00 p.m. (Eastern time) in order to receive that day's public offering price. Orders received after 3:00 p.m. (Eastern time) will be purchased at the next determined public offering price.

THROUGH AN EXCHANGE

You may purchase Shares through an exchange from the same Share class of another CCMI Fund. You must meet the minimum initial investment requirement for purchasing Shares and both accounts must have identical registrations.

BY SYSTEMATIC INVESTMENT PROGRAM

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Once you have opened an account, you may automatically purchase additional Shares on a regular basis by completing the Systematic Investment Program (SIP) section of the New Account Form or by contacting the Fund or your investment professional. The minimum investment amount for SIPs is $25.

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How to Exchange Shares

You may exchange Shares of a Fund for another CCMI Fund or certain other funds distributed by Federated Securities Corp. ("Federated Funds") at the NAV next determined after the Funds receive the exchange request in proper form. In order to exchange Shares you must:

  meet any minimum initial investment requirements; and
  receive a prospectus for the fund into which you wish to exchange.

An exchange is treated as a redemption and a subsequent purchase, and is a taxable transaction. Signatures must be guaranteed if you request an exchange into another fund with a different shareholder registration.

The Fund may modify or terminate the exchange privilege at any time. Shareholders will be notified of the modification or termination of the exchange privilege. The Fund's management or Adviser may determine from the amount, frequency and pattern of exchanges that a shareholder is engaged in excessive trading which is detrimental to the Fund and other shareholders. If this occurs, the Fund may terminate the availability of exchanges to that shareholder and may bar that shareholder from purchasing other CCMI Funds or Federated Funds.

BY TELEPHONE

You may exchange Shares by telephone by calling 1-800-386-3111, or by calling your Authorized Dealer directly.

Telephone exchange instructions must be received by 4:00 p.m. (Eastern time) for Shares to be exchanged that day.

Your telephone instructions may be recorded. If the Fund does not follow reasonable procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions. The Fund will notify you if it changes telephone transaction privileges.

By Mail

You may exchange Shares by sending a written request to the Fund. Send your requests by mail to:

CCMI Funds
c/o Federated Shareholder Services Company
P.O. Box 8609
Boston, MA 02266

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Send requests by private courier or overnight delivery service to:

Federated Investors
Attn: MFCS-CCMI Funds
1099 Hingham Street
Rockland, MA 02370-3317

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In addition, you may exchange Shares by sending a written request to your Authorized Dealer directly.

How to Redeem Shares

The Fund redeems Shares at its NAV next determined after the Fund receives the redemption request in proper form. Shares may be redeemed by telephone or by mail through Commerce Capital Management, Inc. or directly from the Fund.

Redemption requests must be received by 3:00 p.m. (Eastern time) and must be transmitted by Commerce Capital Management, Inc. to the Fund before 4:00 p.m. (Eastern time) in order for Shares to be redeemed at that day's NAV.

BY TELEPHONE

You may redeem Shares by calling Commerce Capital Management, Inc. at 1-800-386-3111.

Shareholders who have an Authorized Dealer should contact their Authorized Dealer for specific instructions on how to redeem by telephone.

Your telephone instructions may be recorded. If the Fund does not follow reasonable procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions. The Fund will notify you if it changes telephone transaction privileges.

BY MAIL

You may redeem Shares by sending a written request to the Fund.

Send your written redemption request including your name, the Fund name, your account number and the Share or dollar amount requested to:

CCMI Funds
c/o Federated Shareholder Services Company
P.O. Box 8609
Boston, MA 02266

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Send requests by private courier or overnight delivery service to:

Federated Investors
Attn: MFCS-CCMI Funds
1099 Hingham Street
Rockland, MA 02370-3317

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SIGNATURE GUARANTEES

Signatures must be guaranteed if:

  your redemption will be sent to an address other than the address of record;
  your redemption will be sent to an address of record that was changed within the last 30 days; or
  a redemption is payable to someone other than the shareholder(s) of record.

A signature guarantee is designed to protect your account from fraud. Obtain a signature guarantee from a bank or trust company, savings association, credit union or broker, dealer, or securities exchange member. A notary public cannot provide a signature guarantee.

LIMITATIONS ON REDEMPTION PROCEEDS

Redemption proceeds normally are wired or mailed within one business day after receiving a request in proper form. Payment may be delayed up to seven days:

  to allow your purchase to clear;
  during periods of market volatility; or
  when a shareholder's trade activity or amount adversely impacts the Fund's ability to manage its assets.

You will not accrue interest or dividends on uncashed checks from the Fund if those checks are undeliverable and returned to the Fund.

REDEMPTION IN KIND

Although the Fund intends to pay Share redemptions in cash, it reserves the right to pay the redemption price in whole or in part by a distribution of the Fund's portfolio securities.

REDEMPTION FEE

In order to discourage short-term investments in the Funds, the Company charges a redemption fee in connection with redemptions of shares held for less than one year which were purchased at net asset value (for $1,000,000 or more). The charge is 1% of either the lesser of the value of the shares redeemed (exclusive of reinvested dividends and capital gain distributions) or the total cost of such shares. In determining if a charge applies and the amount of the charge, the first shares redeemed are those purchased with reinvested dividends and capital gain distributions, followed by others held the longest. Certain redemptions are not assessed the fee. Call Commerce Capital Management, Inc., or your Authorized Dealer for more information.

The 1% redemption fee is not a deferred sales charge but is rather a means to offset the additional costs associated with short-term investments in the Funds.

SYSTEMATIC WITHDRAWAL PROGRAM

The Systematic Withdrawal Program allows you to automatically redeem Shares on a regular basis. Your account value must be at least $10,000 at the time the program is established. This program may reduce, and eventually deplete, your account, and the payments should not be considered yield or income. You may apply for participation in this program through your financial institution.

ADDITIONAL CONDITIONS

Share Certificates

The Fund does not issue share certificates.

Account and Share Information

CONFIRMATIONS AND ACCOUNT STATEMENTS

You will receive confirmation of purchases, redemptions and exchanges (except for systematic transactions). In addition, you will receive periodic statements reporting all account activity, including systematic transactions, dividends and capital gains paid.

DIVIDENDS AND CAPITAL GAINS

The Fund declares and pays any dividends monthly to shareholders. Dividends are paid to all shareholders invested in the Fund on the record date. The record date is the date on which a shareholder must officially own Shares in order to earn a dividend.

In addition, the Fund pays any capital gains at least annually. Your dividends and capital gains distributions will be automatically reinvested in additional Shares without a sales charge, unless you elect cash payments.

If you purchase Shares just before a Fund declares a dividend or capital gain distribution, you will pay the full price for the Shares and then receive a portion of the price back in the form of a taxable distribution, whether or not you reinvest the distribution in Shares. Therefore, you should consider the tax implications of purchasing Shares shortly before the Fund declares a dividend or capital gain. Contact your investment professional or the Fund for information concerning when dividends and capital gains will be paid.

ACCOUNTS WITH LOW BALANCES

Due to the high cost of maintaining accounts with low balances, non-retirement accounts may be closed if redemptions or exchanges cause the account balance to fall below the minimum initial investment amount. Before an account is closed, you will be notified and allowed 30 days to purchase additional Shares to meet the minimum.

TAX INFORMATION

The Fund sends an annual statement of your account activity to assist you in completing your federal, state and local tax returns. Fund distributions of dividends and capital gains are taxable to you whether paid in cash or reinvested in the Fund. Dividends are taxable as ordinary income; capital gains are taxable at different rates depending upon the length of time the Fund holds its assets.

Fund distributions are expected to be primarily dividends. Redemptions and exchanges are taxable sales. Please consult your tax adviser regarding your federal, state, and local tax liability.

Who Manages the Fund?

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The Board of Trustees ("Board'') governs the Fund. The Board selects and oversees the Adviser, Commerce Capital Management, Inc. The Adviser manages the Fund's assets, including buying and selling portfolio securities. The Adviser's address is 850 Ridgelake Boulevard, #101, Memphis, TN 38120.

The Adviser is a national investment adviser within National Commerce Financial Corporation. As of June 30, 2001, the Adviser managed $1.02 billion in assets. The Adviser also manages 3 commingled funds with approximately $125 million in total assets.

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The Fund's Adviser receives an annual maximum investment advisory fee equal to 0.60% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive all or a portion of its fee or reimburse the Fund for certain operating expenses. The Adviser can terminate this voluntary waiver of its advisory fee at any time at its sole discretion.

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James B. Stubbs, Jr. has been the Fund's portfolio manager since the Fund's inception. Mr. Stubbs joined the Adviser in March 1998 and currently serves as Senior Vice President and Fixed Income Portfolio Manager. For the period 1995 through March 1998, Mr. Stubbs served as a financial consultant to various individuals, pension plans, endowment funds and trusts. Mr. Stubbs has over 25 years of investment management experience and received his MBA degree from St. Louis University.

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Financial Information

FINANCIAL HIGHLIGHTS

The Fund's fiscal year end is May 31. As this is the Fund's first fiscal year, financial information is not yet available.

[LOGO OF CCMI FUNDS]

CCMI Bond Fund

Prospectus

A Portfolio of CCMI Funds

June 1, 2002

A Statement of Additional Information (SAI) dated June 1, 2002, includes additional information about the Fund and is incorporated by reference into this prospectus. To obtain the SAI and other information without charge, and to make inquiries, call your investment professional or the Fund at 1-800-386-3111.

You can obtain information about the Fund (including the SAI) by writing to or visiting the SEC's Public Reference Room in Washington, DC. You may also access fund information from the EDGAR Database on the SEC's Internet site at http://www.sec.gov. You can purchase copies of this information by contacting the SEC by email at publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, DC 20549-0102. Call 1-202-942-8090 for information on the Public Reference Room's operations and copying fees.

Federated Securities Corp. is the distributor of the fund.

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Investment Company Act File No. 811-6561
Cusip 12501K401

27458 (6/02)

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CCMI BOND FUND
A Portfolio of CCMI Funds

Statement of additional Information

June 1, 2002

This Statement of Additional Information (SAI) is not a prospectus. Read this SAI in conjunction with the prospectus for CCMI Bond Fund (Fund), dated June 1, 2002. Obtain the prospectus without charge by calling 1-800-386-3111.

                                    Contents
                                    How is the Fund Organized?
                                    1
                                    Securities in Which the Fund Invests
                                    1
                                    What do Shares Cost?                             12
                                    How is the Fund Sold?                            12
                                    Subaccounting Services                           13
                                    Redemption Fee                                   14
                                    Redemption in Kind                               14
                                    Massachusetts Partnership Law                    14
                                    Account and Share Information                    15
                                    Tax Information                                  15
                                    Who Manages and Provides Services to the Fund?   16
                                    How Does the Fund Measure Performance?           24
                                    Investment Ratings                               27
                                    Addresses                                        30

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30

HOW IS THE FUND ORGANIZED?

The Fund is a diversified portfolio of CCMI Funds (Trust). The Trust is an open-end, management investment company that was established under the laws of the Commonwealth of Massachusetts on December 11, 1991. The Trust may offer separate series of shares representing interests in separate portfolios of securities. The Trust changed its name from 111 Corcoran Funds to CCB Funds on May 13, 1998. The Trust changed its name from CCB Funds to CCMI Funds on June 1, 2001. The Fund's investment adviser is
Commerce Capital Management, Inc. (Commerce Capital Management, Inc. or Adviser).

SECURITIES IN WHICH THE FUND INVESTS

In pursuing its investment strategy, the Fund may invest in the following securities for any purpose that is consistent with its investment objective.

SECURITIES DESCRIPTIONS AND TECHNIQUES
Fixed Income Securities
Fixed income  securities pay interest,  dividends or distributions at a specified rate.
The rate may be a fixed  percentage  of the  principal  or  adjusted  periodically.  In addition,  the issuer of a fixed income  security  must repay the  principal  amount of the security,  normally within a specified time. Fixed income  securities  provide more
regular  income  than  equity  securities.   However,   the  returns  on  fixed  income
securities  are limited and normally do not increase with the issuer's  earnings.  This limits the  potential  appreciation  of fixed income  securities  as compared to equity securities.

  A security's yield measures the annual income earned on a security as a percentage of its price. A security's yield will increase or decrease depending upon whether it costs less (a discount) or more (a premium) than the principal amount. If the issuer may redeem the security before its scheduled maturity, the price and yield on a discount or premium security may change based upon the probability of an early redemption. Securities with higher risks generally have higher yields.
  The following describes the types of fixed income securities in which the Fund invests.
TREASURY SECURITIES
Treasury  securities  are direct  obligations  of the federal  government of the United
States. Treasury securities are generally regarded as having the lowest credit risks.

AGENCY SECURITIES
Agency  securities  are issued or  guaranteed by a federal  agency or other  government sponsored  entity acting under federal  authority (a GSE).  The United States  supports some GSEs with its full faith and credit.  Other GSEs receive  support  through federal subsidies,  loans or other  benefits.  A few GSEs have no explicit  financial  support, but are regarded as having  implied  support  because the federal  government  sponsors their  activities.  Agency  securities  are  generally  regarded  as having  low credit risks, but not as low as treasury securities.

  The Fund treats mortgage backed securities guaranteed by GSEs as agency securities.
Although a GSE guarantee protects against credit risks, it does not reduce the market and prepayment risks of these mortgage backed securities.
CORPORATE DEBT SECURITIES
Corporate debt  securities  are fixed income  securities  issued by businesses.  Notes, bonds,  debentures and commercial  paper are the most prevalent types of corporate debt securities.  The Fund may also  purchase  interests  in bank  loans to  companies.  The credit risks of corporate debt securities vary widely among issuers.

  In addition, the credit risk of an issuer's debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities. This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities. In addition, in the event of bankruptcy, holders of senior securities may receive amounts otherwise payable to the holders of subordinated securities. Some subordinated securities, such as trust preferred and capital securities notes, also permit the issuer to defer payments under certain circumstances. For example, insurance companies issue securities known as surplus notes that permit the insurance company to defer any payment that would reduce its capital below regulatory requirements.
COMMERCIAL PAPER
Commercial  paper is an issuer's  obligation  with a maturity of less than nine months.
Companies  typically  issue  commercial  paper to pay for  current  expenditures.  Most issuers  constantly  reissue  their  commercial  paper  and use the  proceeds  (or bank loans) to repay maturing paper.  If the issuer cannot  continue to obtain  liquidity in this  fashion,  its  commercial  paper may default.  The short  maturity of  commercial paper  reduces  both the market and credit  risks as compared to other debt  securities of the same issuer.

Demand Instruments
Demand  instruments  are  corporate  debt  securities  that the issuer  must repay upon demand.  Other demand  instruments  require a third party, such as a dealer or bank, to repurchase  the  security  for its face  value  upon  demand.  The Fund  treats  demand instruments  as  short-term  securities,  even though their stated  maturity may extend beyond one year.

MUNICIPAL SECURITIES
Municipal  securities  are  issued by  states,  counties,  cities  and other  political subdivisions  and  authorities.  Although  many  municipal  securities  are exempt from federal income tax, the Fund may invest in taxable  municipal  securities.  As a matter of operating  policy,  the lowest rated  municipal  debt  obligations in which the Fund will  invest  will be rated  BBB or  better  by an  Nationally  Recognized  Statistical
Rating  Organization  (NRSRO),  or which are of  comparable  quality in the judgment of the Fund's Adviser.

Mortgage Backed Securities
The Fund may invest in mortgage  backed  securities  primarily  by investing in another investment  company (which is not available for general  investment by the public) that owns those  securities  and that is advised by an affiliate of the Adviser.  This other investment  company  is  managed  independently  of the Fund and may  incur  additional administrative  expenses.  Therefore, any such investment by the Fund may be subject to duplicate  expenses.  However,  the Adviser believes that the benefits and efficiencies of this approach should outweigh the potential additional  expenses.  The Fund may also invest in such securities directly.

  Mortgage backed securities represent interests in pools of mortgages. The mortgages that comprise a pool normally have similar interest rates, maturities and other terms. Mortgages may have fixed or adjustable interest rates. Interests in pools of adjustable rate mortgages are known as ARMs.
  Mortgage backed securities come in a variety of forms. Many have extremely complicated terms. The simplest form of mortgage backed securities are pass-through certificates. An issuer of pass-through certificates gathers monthly payments from an underlying pool of mortgages. Then, the issuer deducts its fees and expenses and passes the balance of the payments onto the certificate holders once a month. Holders of pass-through certificates receive a pro rata share of all payments and pre-payments from the underlying mortgages. As a result, the holders assume all the prepayment risks of the underlying mortgages.
COLLATERALIZED MORTGAGE OBLIGATIONS (CMOS)
CMOs,  including  interests  in real  estate  mortgage  investment  conduits  (REMICs), allocate  payments and prepayments from an underlying  pass-through  certificate  among holders of different  classes of mortgage  backed  securities.  This creates  different prepayment  and interest rate risks for each CMO class.  All CMOs purchased by the Fund are investment grade, as rated by an NRSRO.

SEQUENTIAL CMOS
In a  sequential  pay CMO,  one  class of CMOs  receives  all  principal  payments  and prepayments.  The next class of CMOs  receives all principal  payments  after the first class is paid  off.  This  process  repeats  for  each  sequential  class of CMO.  As a result,  each class of sequential pay CMOs reduces the  prepayment  risks of subsequent classes.

PACS, TACS AND COMPANION CLASSES
More  sophisticated  CMOs  include  planned  amortization  classes  (PACs) and targeted amortization  classes  (TACs).  PACs and TACs are issued with companion  classes.  PACs and  TACs  receive  principal  payments  and  prepayments  at  a  specified  rate.  The companion  classes  receive  principal  payments  and  prepayments  in  excess  of  the specified  rate.  In  addition,  PACs will  receive  the  companion  classes'  share of principal  payments,  if necessary,  to cover a shortfall in the prepayment  rate. This helps  PACs and TACs to  control  prepayment  risks by  increasing  the  risks to their companion classes.

IOS AND POS
CMOs may allocate  interest  payments to one class (Interest Only or IOs) and principal payments  to  another  class  (Principal  Only or POs).  POs  increase  in  value  when prepayment  rates  increase.  In  contrast,  IOs  decrease  in value  when  prepayments increase,  because the underlying  mortgages generate less interest payments.  However,
IOs tend to  increase in value when  interest  rates rise (and  prepayments  decrease), making IOs a useful hedge against interest rate risks.

FLOATERS AND INVERSE FLOATERS
Another  variant  allocates  interest  payments  between two classes of CMOs. One class
(Floaters)  receives a share of  interest  payments  based upon a market  index such as
LIBOR.  The other class (Inverse  Floaters)  receives any remaining  interest  payments from the  underlying  mortgages.  Floater  classes  receive more  interest (and Inverse
Floater  classes  receive  correspondingly  less interest) as interest rates rise. This shifts  prepayment  and  interest  rate risks from the Floater to the  Inverse  Floater class,  reducing the price  volatility  of the Floater class and  increasing  the price volatility of the Inverse Floater class.

Z CLASSES AND RESIDUAL CLASSES
CMOs must allocate all payments  received from the underlying  mortgages to some class.
To capture any  unallocated  payments,  CMOs  generally  have an accrual  (Z) class.  Z classes do not receive any payments from the underlying  mortgages  until all other CMO classes  have been paid off.  Once this  happens,  holders of Z class CMOs  receive all payments and prepayments.  Similarly,  REMICs have residual  interests that receive any mortgage payments not allocated to another REMIC class.

  The degree of increased or decreased prepayment risks depends upon the structure of the CMOs. However, the actual returns on any type of mortgage backed security depend upon the performance of the underlying pool of mortgages, which no one can predict and will vary among pools.
Asset Backed Securities
Asset backed  securities  are payable from pools of obligations  other than  mortgages.
Most asset backed  securities  involve  consumer or commercial debts with maturities of less than ten years.  However,  almost any type of fixed income assets (including other fixed income  securities) may be used to create an asset backed security.  Asset backed
securities   may  take  the  form  of  commercial   paper,   notes,   or  pass  through
certificates.  Asset backed  securities have prepayment  risks. Like CMOs, asset backed securities may be structured like Floaters, Inverse Floaters, IOs and POs.

BANK INSTRUMENTS
Bank instruments are unsecured  interest bearing deposits with banks.  Bank instruments
include  bank   accounts,   time  deposits,   certificates   of  deposit  and  banker's
acceptances.  Yankee  instruments  are  denominated in U.S.  dollars and issued by U.S.
branches of foreign banks.  Eurodollar  instruments are denominated in U.S. dollars and issued by non-U.S.  branches of U.S. or foreign  banks.  The total  acceptances  of any bank held by the Fund cannot  exceed 0.25% of such bank's total  deposits  according to the bank's last published statement of condition preceding the date of acceptance.

ZERO COUPON SECURITIES
Zero coupon  securities do not pay interest or principal  until final  maturity  unlike debt securities  that provide  periodic  payments of interest  (referred to as a coupon payment).  Investors buy zero coupon  securities at a price below the amount payable at maturity.  The  difference  between the purchase  price and the amount paid at maturity represents  interest on the zero coupon  security.  Investors  must wait until maturity to receive  interest and principal,  which increases the interest rate and credit risks of a zero coupon security.

  There are many forms of zero coupon securities. Some are issued at a discount and are referred to as zero coupon or capital appreciation bonds. Others are created from interest bearing bonds by separating the right to receive the bond's coupon payments from the right to receive the bond's principal due at maturity, a process known as coupon stripping. Treasury STRIPs, IOs and POs are the most common forms of stripped zero coupon securities. In addition, some securities give the issuer the option to deliver additional securities in place of cash interest payments, thereby increasing the amount payable at maturity. These are referred to as pay-in-kind or PIK securities.

Foreign Securities
Foreign  securities  are  securities of issuers based  outside the United  States.  The
Fund considers an issuer to be based outside the United States if:

o     it is organized under the laws of, or has a principal office located in, another country;

o     the principal trading market for its securities is in another country; or

o     it (or its subsidiaries) derived in its most current fiscal year at least 50%
   of its total assets, capitalization, gross revenue or profit from goods produced, services performed, or sales made in another country.

Foreign  securities  are primarily  denominated in foreign  currencies.  Along with the
risks  normally   associated  with  domestic  securities  of  the  same  type,  foreign securities  are subject to currency  risks and risks of foreign  investing.  Trading in certain foreign markets is also subject to liquidity risks.

FOREIGN GOVERNMENT SECURITIES
Foreign government  securities  generally consist of fixed income securities  supported by  national,  state or  provincial  governments  or  similar  political  subdivisions.
Foreign   government   securities  also  include  debt   obligations  of  supranational
entities,  such as  international  organizations  designed or supported by governmental entities to promote  economic  reconstruction  or  development,  international  banking institutions and related government  agencies.  Examples of these include,  but are not limited  to, the  International  Bank for  Reconstruction  and  Development  (the World
Bank),   the  Asian   Development   Bank,   the  European   Investment   Bank  and  the
Inter-American Development Bank.

  Foreign government securities also include fixed income securities of quasi-governmental agencies that are either issued by entities owned by a national, state or equivalent government or are obligations of a political unit that are not backed by the national government's full faith and credit. Further, foreign government securities include mortgage-related securities issued or guaranteed by national, state or provincial governmental instrumentalities, including quasi-governmental agencies.
  The Fund reserves the right to invest up to 25% of its total assets in fixed income securities of foreign governmental units located within an individual foreign nation.

Preferred Stocks
Preferred stocks have the right to receive specified dividends or distributions before the issuer makes payments on its common stock.  Some preferred stocks also participate in dividends and distributions paid on common stock.  Preferred stocks may also permit the issuer to redeem the stock.  The Fund will treat such redeemable preferred stock as a fixed income security.

Hedging
Hedging  transactions  are intended to reduce specific risks.  For example,  to protect the  Fund  against  circumstances  that  would  normally  cause  the  Fund's  portfolio securities  to decline in value,  the Fund may buy or sell a derivative  contract  that would  normally  increase  in value  under  the same  circumstances.  The Fund may also attempt  to  hedge  by  using  combinations  of  different  derivatives  contracts,  or derivatives  contracts and  securities.  The Fund's  ability to hedge may be limited by the  costs of the  derivatives  contracts.  The Fund may  attempt  to lower the cost of hedging by entering into transactions that provide only limited  protection,  including transactions  that (1)  hedge  only a portion  of its  portfolio,  (2) use  derivatives contracts  that  cover a  narrow  range of  circumstances  or (3)  involve  the sale of derivatives  contracts with different terms.  Consequently,  hedging  transactions will not eliminate risk even if they work as intended.  In addition,  hedging strategies are not always successful, and could result in increased expenses and losses to the Fund.

Investment Ratings

Investment grade securities include fixed income securities rated AAA, the highest rating category, through BBB by a NRSRO or, if unrated, those securities determined to be of equivalent quality by the Adviser. Non-investment grade fixed securities are rated BB or below by a NRSRO or unrated. If a security is downgraded below BBB, the
Adviser will reevaluate the security, but will not be required to sell it.

Securities rated BBB or below by Standard & Poor's or Baa by Moody's Investors
Service have speculative characteristics.

Derivative Contracts
Derivative  contracts  are  financial  instruments  that  require  payments  based upon
changes  in  the  values  of  designated  (or   underlying)   securities,   currencies,
commodities,  financial  indices or other assets.  Some  derivative  contracts (such as futures,  forwards and options) require  payments  relating to a future trade involving the underlying  asset.  Other  derivative  contracts  (such as swaps) require  payments relating  to the income or returns  from the  underlying  asset.  The other  party to a derivative contract is referred to as a counterparty.

  Many derivative contracts are traded on securities or commodities exchanges. In this case, the exchange sets all the terms of the contract except for the price.
Investors make payments due under their contracts through the exchange. Most exchanges require investors to maintain margin accounts through their brokers to cover their potential obligations to the exchange. Parties to the contract make (or collect) daily payments to the margin accounts to reflect losses (or gains) in the value of their contracts. This protects investors against potential defaults by the counterparty. Trading contracts on an exchange also allows investors to close out their contracts by entering into offsetting contracts.
  For example, the Fund could close out an open contract to buy an asset at a future date by entering into an offsetting contract to sell the same asset on the same date.
If the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss. Exchanges may limit the amount of open contracts permitted at any one time. Such limits may prevent the Fund from closing out a position. If this happens, the Fund will be required to keep the contract open (even if it is losing money on the contract), and to make any payments required under the contract (even if it has to sell portfolio securities at unfavorable prices to do so). Inability to close out a contract could also harm the
Fund by preventing it from disposing of or trading any assets it has been using to secure its obligations under the contract.
  The Fund may also trade derivative contracts over-the-counter (OTC) in transactions negotiated directly between the Fund and the counterparty. OTC contracts do not necessarily have standard terms, so they cannot be directly offset with other OTC contracts. In addition, OTC contracts with more specialized terms may be more difficult to price than exchange traded contracts.
  Depending upon how the Fund uses derivative contracts and the relationships between the market value of a derivative contract and the underlying asset, derivative contracts may increase or decrease the Fund's exposure to interest rate and currency risks, and may also expose the Fund to liquidity and leverage risks. OTC contracts also expose the Fund to credit risks in the event that a counterparty defaults on the contract.
  The Fund may trade in the following types of derivative contracts.
Futures Contracts
Futures  contracts  provide  for the future  sale by one party and  purchase by another party of a specified  amount of an underlying  asset at a specified  price,  date,  and time.  Entering into a contract to buy an underlying  asset is commonly  referred to as buying a contract  or holding a long  position in the asset.  Entering  into a contract to sell an  underlying  asset is commonly  referred to as selling a contract or holding a short  position  in the asset.  Futures  contracts  are  considered  to be  commodity contracts.  Futures  contracts  traded  OTC  are  frequently  referred  to  as  forward contracts.  The Fund can buy or sell  futures  contracts  on  portfolio  securities  or indexes and engage in foreign currency forward contracts.

OPTIONS
Options  are  rights to buy or sell an  underlying  asset for a  specified  price  (the exercise price) during,  or at the end of, a specified  period. A call option gives the holder  (buyer) the right to buy the underlying  asset from the seller  (writer) of the option.  A put option  gives the holder the right to sell the  underlying  asset to the writer of the option.  The writer of the option  receives a payment,  or premium,  from the buyer,  which the writer keeps  regardless of whether the buyer uses (or exercises)
the option.

  The Fund may buy put options on financial futures contracts (including index futures) and portfolio securities and listed put options on futures in anticipation of a decrease in the value of the underlying asset.
  The Fund may also write call options on futures contracts and portfolio securities to generate income from premiums, and in anticipation of a decrease or only limited increase in the value of the underlying asset. If a call written by the Fund is exercised, the Fund foregoes any possible profit from an increase in the market price of the underlying asset over the exercise price plus the premium received.
  When the Fund writes options on futures contracts, it will be subject to margin requirements similar to those applied to futures contracts.

SWAPS
Swaps are  contracts  in which two parties  agree to pay each other  (swap) the returns derived  from  underlying  assets  with  differing  characteristics.  Most swaps do not involve the delivery of the  underlying  assets by either party,  and the parties might not own the assets  underlying  the swap.  The payments are usually made on a net basis so that,  on any given day,  the Fund would  receive  (or pay) only the amount by which its  payment  under the  contract  is less than (or  exceeds)  the  amount of the other party's  payment.  Swap  agreements are  sophisticated  instruments  that can take many different  forms,  and are known by a variety  of names  including  caps,  floors,  and collars. Common swap agreements that the Fund may use include:

INTEREST RATE SWAPS
Interest  rate swaps are  contracts in which one party agrees to make regular  payments equal to a fixed or floating  interest  rate times a stated  principal  amount of fixed income  securities,  in return for payments equal to a different fixed or floating rate times the same principal  amount,  for a specific  period.  For example,  a $10 million
LIBOR swap  would  require  one party to pay the  equivalent  of the  London  Interbank
Offer Rate of interest (which  fluctuates) on $10 million  principal amount in exchange for the right to receive  the  equivalent  of a stated  fixed rate of  interest  on $10 million principal amount.

CAPS AND FLOORS
Caps and Floors are  contracts  in which one party agrees to make  payments  only if an interest  rate or index goes  above  (Cap) or below  (Floor) a certain  level in return for a fee from the other party.

Total Return Swaps
Total  return swaps are  contracts  in which one party  agrees to make  payments of the total return from the  underlying  asset  during the  specified  period,  in return for payments  equal to a fixed or  floating  rate of  interest  or the  total  return  from another underlying asset.

Hybrid Instruments
Hybrid  instruments  combine  elements of  derivative  contracts  with those of another security  (typically  a fixed  income  security).  All or a portion of the  interest or principal  payable on a hybrid  security is  determined  by reference to changes in the price of an  underlying  asset or by reference to another  benchmark  (such as interest
rates,   currency  exchange  rates  or  indices).   Hybrid   instruments  also  include
convertible  securities  with  conversion  terms  related  to an  underlying  asset  or benchmark.  The risks of investing in hybrid  instruments  reflect a combination of the risks of investing in  securities,  options,  futures and  currencies,  and depend upon the terms of the  instrument.  Thus, an investment  in a hybrid  instrument  may entail significant  risks in addition to those  associated  with  traditional  fixed income or convertible  securities.  Hybrid  instruments  are also  potentially  more volatile and carry greater interest rate risks than  traditional  instruments.  Moreover,  depending on the structure of the  particular  hybrid,  it may expose the Fund to leverage  risks or carry liquidity risks.

Special Transactions
Repurchase Agreements
Repurchase  agreements  are  transactions  in which  the Fund  buys a  security  from a dealer or bank and  agrees to sell the  security  back at a mutually  agreed  upon time and price.  The repurchase  price exceeds the sale price,  reflecting the Fund's return on the  transaction.  This return is unrelated to the interest  rate on the  underlying security.  The Fund will enter  into  repurchase  agreements  only with banks and other recognized financial  institutions,  such as securities dealers, deemed creditworthy by the Adviser.

  The Fund's custodian or subcustodian will take possession of the securities subject to repurchase agreements. The Adviser or subcustodian will monitor the value of the underlying security each day to ensure that the value of the security always equals or exceeds the repurchase price.
  Repurchase agreements are subject to credit risks.
Reverse Repurchase Agreements
Reverse  repurchase  agreements  are  repurchase  agreements  in which  the Fund is the seller (rather than the buyer) of the  securities,  and agrees to repurchase them at an agreed upon time and price. A reverse  repurchase  agreement may be viewed as a type of borrowing by the Fund.  Reverse  repurchase  agreements are subject to credit risks. In addition,  reverse  repurchase  agreements  create leverage risks because the Fund must repurchase  the underlying  security at a higher price,  regardless of the market value of the security at the time of repurchase.

Delayed Delivery Transactions
Delayed delivery  transactions,  including when issued  transactions,  are arrangements in which the Fund buys  securities  for a set price,  with  payment and delivery of the securities  scheduled  for a future  time.  During  the  period  between  purchase  and settlement,  no payment is made by the Fund to the  issuer and no  interest  accrues to the Fund.  The Fund records the  transaction  when it agrees to buy the  securities and reflects their value in determining  the price of its shares.  Settlement  dates may be a month or more after  entering  into these  transactions  so that the market values of the securities  bought may vary from the purchase prices.  Therefore,  delayed delivery transactions  create interest rate risks for the Fund.  Delayed  delivery  transactions also involve credit risks in the event of a counterparty default.

Securities Lending
The  Fund  may  lend   portfolio   securities  to  borrowers  that  the  Adviser  deems
creditworthy.  In  return,  the  Fund  receives  cash or  liquid  securities  from  the borrower as collateral.  The borrower must furnish additional  collateral if the market value of the loaned  securities  increases.  Also,  the borrower  must pay the Fund the equivalent of any dividends or interest received on the loaned securities.

  The Fund will reinvest cash collateral in securities that qualify as an acceptable investment for the Fund. However, the Fund must pay interest to the borrower for the use of cash collateral.
  Loans are subject to termination at the option of the Fund or the borrower. The
Fund will not have the right to vote on securities while they are on loan, but it will terminate a loan in anticipation of any important vote. The Fund may pay administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash collateral to a securities lending agent or broker.
  Securities lending activities are subject to interest rate risks and credit risks.
Asset Coverage
In order to  secure  its  obligations  in  connection  with  derivatives  contracts  or special  transactions,  the Fund will either own the underlying  assets,  enter into an offsetting  transaction or set aside readily  marketable  securities  with a value that
equals  or  exceeds  the  Fund's  obligations.   Unless  the  Fund  has  other  readily
marketable   assets  to  set  aside,  it  cannot  trade  assets  used  to  secure  such obligations  without entering into an offsetting  derivative  contract or terminating a special  transaction.  This may cause the Fund to miss favorable trading  opportunities or to realize losses on derivative contracts or special transactions.

INVESTMENT RISKS
There are many factors which may affect an investment in the Fund. The Fund's principal risks are described in its prospectus. Additional risk factors are outlined below.

Call Risks
o     Call risk is the possibility that an issuer may redeem a fixed income security before maturity (a call) at a price below its current market price. An increase in the likelihood of a call may reduce the security's price.

o     If a fixed income security is called, the Fund may have to reinvest the proceeds in other fixed income securities with lower interest rates, higher credit risks, or other less favorable characteristics.

Liquidity Risks
o     Trading opportunities are more limited for fixed income securities that have not received any credit ratings, have received ratings below investment grade or are not widely held.

o     Trading opportunities are more limited for CMOs that have complex terms or that are not widely held. These features may make it more difficult to sell or buy a security at a favorable price or time. Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash or give up an investment opportunity, any of which could have a negative effect on the Fund's performance. Infrequent trading of securities may also lead to an increase in their price volatility.

o     Liquidity risk also refers to the possibility that the Fund may not be able to sell a security or close out a derivative contract when it wants to. If this happens, the Fund will be required to continue to hold the security or keep the position open, and the Fund could incur losses.

o     OTC derivative contracts generally carry greater liquidity risk than exchange-traded contracts.

Risks Associated with Noninvestment Grade Securities
o     Securities rated below investment grade, also known as junk bonds, generally entail greater market, credit and liquidity risks than investment grade securities. For example, their prices are more volatile, economic downturns and financial setbacks may affect their prices more negatively, and their trading market may be more limited.

Risks of Foreign Investing

o     Foreign securities pose additional risks because foreign economic or political conditions may be less favorable than those of the United States. Securities in foreign markets may also be subject to taxation policies that reduce returns for
   U.S. investors.

o     Foreign companies may not provide information (including financial statements)
   as frequently or to as great an extent as companies in the United States. Foreign companies may also receive less coverage than United States companies by market analysts and the financial press.  In addition, foreign countries may lack uniform accounting, auditing and financial reporting standards or regulatory requirements comparable to those applicable to U.S. companies. These factors may prevent the
   Fund and its Adviser from obtaining information concerning foreign companies that is as frequent, extensive and reliable as the information available concerning companies in the United States.

o     Foreign countries may have restrictions on foreign ownership of securities or may impose exchange controls, capital flow restrictions or repatriation restrictions which could adversely affect the liquidity of the Fund's investments.

Fundamental INVESTMENT Objective
The Fund's  investment  objective is to provide as high a level of current income as is consistent  with the  preservation  of capital.  The  investment  objective  may not be changed by the Fund's Board of Directors (Board) without shareholder approval.

INVESTMENT LIMITATIONS
Diversification
With respect to securities  comprising  75% of the value of its total assets,  the Fund will  not  purchase  securities  of any  one  issuer  (other  than  cash,  cash  items, securities  issued  or  guaranteed  by the  government  of  the  United  States  or its agencies or  instrumentalities  and repurchase  agreements  collateralized by such U.S.
government  securities,  and securities of other  investment  companies) if as a result more than 5% of the value of its total  assets would be invested in the  securities  of that issuer,  or would own more than 10% of the outstanding  voting  securities of that issuer.

Issuing Senior Securities And Borrowing Money
The Fund may borrow money,  directly or indirectly,  and issue senior securities to the maximum  extent  permitted  under the  Investment  Act of 1940 (1940 Act),  any rule or
order   thereunder,   or  any   Securities   and   Exchange   Commission   (SEC)  staff
interpretation thereof.

Investing in Real Estate
The Fund may not  purchase or sell real estate,  provided  that this  restriction  does not prevent  the Fund from  investing  in issuers  which  invest,  deal,  or  otherwise engage in transactions in real estate or interest  therein,  or investing in securities that are  secured  by real  estate or  interests  therein.  The Fund may  exercise  its rights under  agreements  relating to such  securities,  including the right to enforce security  interests  and to hold real  estate  acquired  by reason of such  enforcement until that real estate can be liquidated in an orderly manner.

Investing in Commodities
The Fund may not  purchase or sell  physical  commodities,  provided  that the Fund may purchase securities of companies that deal in commodities.

Underwriting
The Fund may not underwrite  the securities of other issuers,  except that the Fund may engage  in  transactions  involving  the  acquisition,  disposition  or  resale  of its portfolio  securities,  under  circumstances  where  it  may  be  considered  to  be an underwriter under the Securities Act of 1933.

Lending
The Fund may not make loans,  provided that this  restriction does not prevent the Fund from purchasing debt  obligations,  entering into  repurchase  agreements,  lending its assets to broker/dealers or institutional  investors and investing in loans,  including assignments and participation interests.

Concentration
The Fund  will not make  investments  that  will  result  in the  concentration  of its investments in the securities of issuers  primarily  engaged in the same industry.  For the purposes of this restriction,  the term  concentration has the meaning set forth in the  1940  Act,  or any  rule or  order  thereunder,  or any SEC  staff  interpretation thereof.  Government securities,  municipal securities and bank instruments will not be deemed to constitute an industry.

  The above limitations cannot be changed unless authorized by the Board and by the
"vote of a majority of its outstanding voting securities," as defined by the 1940 Act.
The following limitations, however, may be changed by the Board without shareholder approval. Shareholders will be notified before any material change in these limitations becomes effective.
Purchases on Margin
The Fund will not  purchase  securities  on margin,  provided  that the Fund may obtain short-term  credits  necessary for the clearance of purchases and sales of  securities, and further  provided  that the Fund may make margin  deposits in  connection  with its use of  financial  options and  futures,  forward  and spot  currency  contracts,  swap transactions, and other financial contracts or derivative instruments.

Pledging Assets
The Fund will not mortgage,  pledge,  or hypothecate  any of its assets,  provided that this shall not apply to the transfer of securities in connection  with any  permissible borrowing or to collateral arrangements in connection with permissible activities.

Illiquid Securities
The Fund will not  invest  more  than 15% of its net  assets  in  securities  which are illiquid,  including repurchase  agreements providing for settlement in more than seven days after notice.

Investing in Restricted Securities
The  Fund  may  invest  in  restricted   securities.   Restricted  securities  are  any
securities  in which the Fund may  invest  pursuant  to its  investment  objective  and policies  but which are subject to  restrictions  on resale  under  federal  securities law.  Under  criteria  established  by the  Board  certain  restricted  securities  are determined to be liquid.  To the extent that  restricted  securities are not determined to be  liquid,  the Fund will  limit  their  purchase,  together  with  other  illiquid securities, to 15% of its net assets.

Investing in Securities of Other Investment Companies
The Fund may invest its assets in securities of other investment  companies,  including securities of  affiliated  money market  funds,  as an efficient  means of carrying out its investment policies and managing its uninvested cash.

  In applying the concentration restriction, (a) utility companies will be divided according to their services (for example, gas, gas transmission, electric and telephone will be considered a separate industry); (b) financial service companies will be classified according to the end users of their services (for example, automobile finance, bank finance and diversified finance will each be considered a separate industry); and (c) asset backed securities will be classified according to the underlying assets securing such securities. To conform to the current view of the
SEC staff that only domestic bank instruments may be excluded from industry concentration limitations, as a matter of non-fundamental policy, the Fund will not exclude foreign bank instruments from industry concentration limitation tests so long as the policy of the SEC remains in effect. In addition, investments in bank instruments, and investments in certain industrial development bonds funded by activities in a single industry, will be deemed to constitute investment in an industry, except when held for temporary defensive purposes. The investment of more than 25% of the value of the Fund's total assets in any one industry will constitute
"concentration."
  As a matter of non-fundamental policy, for purposes of the commodities policy, investments in transactions involving futures contracts and options, forward currency contracts, swap transactions and other financial contracts that settle by payment of cash are not deemed to be investments in commodities.

For purposes of the above limitations, the Fund considers certificates of deposit and demand and time deposits issued by a U.S. branch of a domestic bank or savings association having capital, surplus and undivided profits in excess of $100,000,000 at the time of investment to be "cash items."  Except with respect to borrowing money, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such limitation.

Investment Ratings
Investment  grade  securities  include fixed income  securities  rated AAA, the highest rating category,  through BBB by a NRSRO or, if unrated,  those  securities  determined to be  of  equivalent  quality  by  the  Adviser.  Non-investment  grade  fixed  income securities  are  rated  BB or below by a NRSRO or  unrated.  When the Fund  invests  in fixed  income  securities  some will be  non-investment  grade at the time of purchase.
Unrated  securities  will be  determined  by the Adviser to be of like  quality and may have greater risk but a higher yield than comparable rated securities.

  Securities rated BBB or below by Standard & Poor's or Baa by Moody's Investor
Service have speculative characteristics.

DETERMINING MARKET VALUE OF SECURITIES
Market values of the Fund's portfolio securities are determined as follows:

o     for equity securities, according to the last sale price in the market in which they are primarily traded (either a national securities exchange or the over-the-counter market), if available;

o     in the absence of recorded sales for equity securities, according to the mean between the last closing bid and asked prices;

o     futures contracts and options are generally valued at market values established by the exchanges on which they are traded at the close of trading on such exchanges. Options traded in the over- the-counter market are generally valued according to the mean between the last bid and the last asked price for the option as provided by an investment dealer or other financial institution that deals in the option. The Board may determine in good faith that another method of valuing such investments is necessary to appraise their fair market value;

o     for fixed income securities, according to the mean between bid and asked prices as furnished by an independent pricing service, except that fixed income securities with remaining maturities of less than 60 days at the time of purchase may be valued at amortized cost; and

o     for all other securities at fair value as determined in good faith by the Board.

Prices  provided by  independent  pricing  services may be determined  without  relying exclusively on quoted prices and may consider  institutional  trading in similar groups of securities,  yield, quality,  stability, risk, coupon rate, maturity, type of issue, trading  characteristics,  and other  market data or factors.  From time to time,  when prices  cannot be obtained  from an  independent  pricing  service,  securities  may be valued based on quotes from  broker-dealers or other financial  institutions that trade the securities.

TRADING IN FOREIGN SECURITIES
Trading in foreign  securities  may be  completed  at times which vary from the closing of the New York Stock  Exchange  (NYSE).  In computing  its net asset value (NAV),  the
Fund values  foreign  securities  at the latest  closing price on the exchange on which they  are  traded  immediately  prior  to the  closing  of the  NYSE.  Certain  foreign currency  exchange  rates  may  also be  determined  at the  latest  rate  prior to the closing of the NYSE.  Foreign  securities  quoted in foreign  currencies are translated into U.S. dollars at current rates.  Occasionally,  events that affect these values and exchange  rates  may  occur  between  the times at which  they are  determined  and the closing  of the  NYSE.  If  such  events  materially  affect  the  value  of  portfolio securities,  these  securities  may be valued at their fair value as determined in good faith by the Fund's Board, although the actual calculation may be done by others.

WHAT DO SHARES COST?

The Fund's NAV per Share fluctuates and is based on the market value of all securities and other assets of the Fund.

REDUCING OR eliminating THE FRONT-END SALES CHARGE
You can reduce or eliminate the applicable front-end sales charge, as follows:

Quantity Discounts
Larger purchases of the same Share class reduce or eliminate the sales charge you pay. You can combine purchases of Shares made on the same day by you, your spouse and your children under age 21. In addition, purchases made at one time by a trustee or fiduciary for a single trust estate or a single fiduciary account can be combined.

Accumulated Purchases
If you make an additional purchase of Shares, you can count previous Share purchases still invested in the Fund in calculating the applicable sales charge on the additional purchase.

Concurrent Purchases
You can combine concurrent purchases of the same share class of two  or more CCMI
Funds in calculating the applicable sales charge.

Letter of Intent
You can sign a Letter of Intent committing to purchase a certain amount of the same class of Shares within a 13-month period to combine such purchases in calculating the sales charge. The Fund's custodian will hold Shares in escrow equal to the maximum applicable sales charge. If you complete the Letter of Intent, the Custodian will release the Shares in escrow to your account. If you do not fulfill the Letter of
Intent, the Custodian will redeem the appropriate amount from the Shares held in escrow to pay the sales charges that were not applied to your purchases.

Reinvestment Privilege
You may reinvest, within 120 days, your Share redemption proceeds at the next determined NAV without any sales charge.

Purchases by Affiliates of the Fund
The following individuals and their immediate family members may buy Shares at NAV without any sales charge because there are nominal sales efforts associated with their purchases:

o     the Trustees, employees and sales representatives of the Fund, the Adviser, the
  Distributor and their affiliates;

o     any associated person of an investment dealer who has a sales agreement with the Distributor; and

o     trusts, pension or profit-sharing plans for these individuals.

HOW IS THE FUND SOLD?

Under the Distributor's Contract with the Fund, the Distributor (Federated Securities
Corp.) offers Shares on a continuous, best-efforts basis.

FRONT-END SALES CHARGE REALLOWANCES
The Distributor receives a front-end sales charge on certain Share sales. The
Distributor generally pays up to 90% (and as much as 100%) of this charge to investment professionals for sales and/or administrative services. Any payments to investment professionals in excess of 90% of the front-end sales charge are considered supplemental payments. The Distributor retains any portion not paid to an investment professional.

RULE 12B-1 PLAN

As a compensation-type plan, the Rule 12b-1 Plan is designed to pay the Distributor
(who may then pay investment professionals such as banks, broker/dealers, trust departments of banks, and registered investment advisers) for marketing activities
(such as advertising, printing and distributing prospectuses, and providing incentives to investment professionals) to promote sales of Shares so that overall
Fund assets are maintained or increased. This helps the Fund achieve economies of scale, reduce per share expenses, and provide cash for orderly portfolio management and Share redemptions. In addition, the Fund's service providers that receive asset-based fees also benefit from stable or increasing Fund assets.

The Fund may compensate the Distributor more or less than its actual marketing expenses. In no event will the Fund pay for any expenses of the Distributor that exceed the maximum Rule 12b-1 Plan fee.

The maximum Rule 12b-1 Plan fee that can be paid in any one year may not be sufficient to cover the marketing-related expenses the Distributor has incurred.
Therefore, it may take the Distributor a number of years to recoup these expenses.

SHAREHOLDER SERVICES
The Fund may pay Federated Administrative Services, a subsidiary of Federated
Investors, Inc. (Federated), for providing shareholder services and maintaining shareholder accounts. Federated Administrative Services may select others to perform these services for their customers and may pay them fees.

SUPPLEMENTAL PAYMENTS
Investment professionals may be paid fees out of the assets of the Distributor and/or
Federated Administrative Services (but not out of Fund assets). The Distributor and/or Federated Administrative Services may be reimbursed by the Adviser or its affiliates.
Investment professionals receive such fees for providing distribution-related and/or shareholder services, such as advertising, providing incentives to their sales personnel, sponsoring other activities intended to promote sales, and maintaining shareholder accounts These payments may be based upon such factors as the number or value of Shares the investment professional sells or may sell; the value of client assets invested; and/or the type and nature of sales or marketing support furnished by the investment professional.

When an investment professional's customer purchases shares, the investment professional may receive an amount up to 1.00%, respectively, of the NAV of Shares.

SUBACCOUNTING SERVICES

Certain investment professionals may wish to use the transfer agent's subaccounting system to minimize their internal recordkeeping requirements. The transfer agent may charge a fee based on the level of subaccounting services rendered. Investment professionals holding Shares in a fiduciary, agency, custodial or similar capacity may charge or pass through subaccounting fees as part of or in addition to normal trust or agency account fees. They may also charge fees for other services that may be related to the ownership of Shares. This information should, therefore, be read together with any agreement between the customer and the investment professional about the services provided, the fees charged for those services, and any restrictions and limitations imposed.

REDEMPTION FEE

In order to discourage short-term investments in the Funds, the Company charges a redemption fee in connection with redemptions of shares held less than one year which were purchased at net asset value (for $1,000,000 or more). The charge is 1% of either the lesser of the value of the shares redeemed (exclusive of reinvested dividends and capital gain distributions) or the total cost of such shares, and is retained by the Funds and not paid to the Distributor.

The redemption fee is not assessed on:

o     exchanges (except if shares acquired by exchange were then redeemed within twelve months of the initial purchase);

o     redemptions made in connection with distributions from qualified retirement plans, 403(b) plans or IRAs due to death, disability or attainment of age 591/2;

o     redemptions resulting from the tax-free return of excess contributions to IRAs or employee benefit plans; and

o     redemptions through certain automatic withdrawals.

REDEMPTION IN KIND

Although the Fund intends to pay Share redemptions in cash, it reserves the right, as described below, to pay the redemption price in whole or in part by a distribution of the Fund's portfolio securities.

Because the Fund has elected to be governed by Rule 18f-1 under the 1940 Act, the
Fund is obligated to pay Share redemptions to any one shareholder in cash only up to the lesser of $250,000 or 1% of the net assets represented by such Share class during any 90-day period.

Any Share redemption payment greater than this amount will also be in cash unless the
Fund's Board determines that payment should be in kind. In such a case, the Fund will pay all or a portion of the remainder of the redemption in portfolio securities, valued in the same way as the Fund determines its NAV. The portfolio securities will be selected in a manner that the Fund's Board deems fair and equitable and, to the extent available, such securities will be readily marketable.

Redemption in kind is not as liquid as a cash redemption. If redemption is made in kind, shareholders receiving the portfolio securities and selling them before their maturity could receive less than the redemption value of the securities and could incur certain transaction costs.

MASSACHUSETTS PARTNERSHIP LAW

Under certain circumstances, shareholders may be held personally liable as partners under Massachusetts law for obligations of the Trust. To protect its shareholders, the Trust has filed legal documents with Massachusetts that expressly disclaim the liability of its shareholders for acts or obligations of the Trust.

In the unlikely event a shareholder is held personally liable for the Trust's obligations, the Trust is required by the Declaration of Trust to use its property to protect or compensate the shareholder. On request, the Trust will defend any claim made and pay any judgment against a shareholder for any act or obligation of the
Trust. Therefore, financial loss resulting from liability as a shareholder will occur only if the Trust itself cannot meet its obligations to indemnify shareholders and pay judgments against them.

ACCOUNT AND SHARE INFORMATION

VOTING RIGHTS
Each share of the Fund gives the shareholder one vote in Trustee elections and other matters submitted to shareholders for vote.

All Shares of the Trust have equal voting rights, except that in matters affecting only a particular Fund or class, only Shares of that Fund or class are entitled to vote.

Trustees may be removed by the Board or by shareholders at a special meeting. A special meeting of shareholders will be called by the Board upon the written request of shareholders who own at least 10% of the Trust's outstanding shares.

TAX INFORMATION

FEDERAL INCOME TAX
The Fund intends to meet requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. If these requirements are not met, it will not receive special tax treatment and will be subject to federal corporate income tax.

The Fund will be treated as a single, separate entity for federal income tax purposes so that income earned and capital gains and losses realized by the Trust's other portfolios will be separate from those realized by the Fund.

FOREIGN INVESTMENTS
If the Fund purchases foreign securities, their investment income may be subject to foreign withholding or other taxes that could reduce the return on these securities.
Tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which the Fund would be subject. The effective rate of foreign tax cannot be predicted since the amount of Fund assets to be invested within various countries is uncertain. However, the Fund intends to operate so as to qualify for treaty-reduced tax rates when applicable.

Distributions from a Fund may be based on estimates of book income for the year. Book income generally consists solely of the income generated by the securities in the portfolio, whereas tax-basis income includes, in addition, gains or losses attributable to currency fluctuation. Due to differences in the book and tax treatment of fixed income securities denominated in foreign currencies, it is difficult to project currency effects on an interim basis. Therefore, to the extent that currency fluctuations cannot be anticipated, a portion of distributions to shareholders could later be designated as a return of capital, rather than income, for income tax purposes, which may be of particular concern to simple trusts.

If the Fund invests in the stock of certain foreign corporations, they may constitute
Passive Foreign Investment Companies (PFIC), and the Fund may be subject to Federal income taxes upon disposition of PFIC investments.

If more than 50% of the value of the Fund's assets at the end of the tax year is represented by stock or securities of foreign corporations, the Fund will qualify for certain Code provisions that allow its shareholders to claim a foreign tax credit or deduction on their U.S. income tax returns. The Code may limit a shareholder's ability to claim a foreign tax credit. Shareholders who elect to deduct their portion of the Fund's foreign taxes rather than take the foreign tax credit must itemize deductions on their income tax returns.

WHO MANAGES AND PROVIDES SERVICES TO THE FUND?

BOARD OF TRUSTEES
The following tables give information about each Board member and the senior officers of the Fund. The tables separately list Board members who are "interested persons" of the Fund (i.e., "Interested" Board members) and those who are not (i.e.,
"Independent" Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222. The
CCMI Fund Complex consists of two investment company portfolios. Unless otherwise noted, each Board member oversees all portfolios in the CCMI Fund Complex; serves for an indefinite term; and also serves as a Board member of the following investment company complexes: Banknorth Funds-six portfolios; Federated Investors Fund Complex-
139 portfolios, FirstMerit Funds-two portfolios; Regions Funds-eight portfolios;
Riggs Funds- nine portfolios; and WesMark Funds- five portfolios. The Fund's
Statement of Additional Information includes additional information about the Trust's
Trustees and is available, without charge and upon request, by calling 1-800-386-3111.

INTERESTED TRUSTEES BACKGROUND AND COMPENSATION

                       rincipal Occupation(s) for Past    ggregate  Total
Name                   ive Years, Other Directorships    AompensatioCompensation
Birth Date             eld and Previous Positions        Crom Fund  From
Address                                                  Fpast      Trust
Positions Held with   P                                  (iscal     (past
Trust                 F                                  fear)+     calendar
Date Service Began    H                                  y          year)
                      Principal Occupations: Chief       NA          $0
John F. Donahue*      Executive Officer and Director
Birth Date: July      or Trustee of the Federated Fund
28, 1924              Complex; Chairman and Director,
CHAIRMAN AND TRUSTEE  Federated Investors, Inc.;
Began serving:        Chairman, Federated Investment
January 1992          Management Company, Federated
                      Global Investment Management
                      Corp. and Passport Research, Ltd.

                      Previous Positions: Trustee,
                      Federated Investment Management
                      Company and Chairman and
                      Director, Federated Investment
                      Counseling.

                      Principal Occupations: President   NA         $0
J. Christopher        or Executive Vice President of
Donahue*              the Federated Fund Complex;
Birth Date: April     Director or Trustee of some of
11, 1949              the Funds in the Federated Fund
EXECUTIVE VICE        Complex; President, Chief
PRESIDENT AND         Executive Officer and Director,
TRUSTEE               Federated Investors, Inc.;
Began serving:        President, Chief Executive
January 2000          Officer and Trustee, Federated
                      Investment Management Company;
                      Trustee, Federated Investment
                      Counseling; President, Chief
                      Executive Officer and Director,
                      Federated Global Investment
                      Management Corp.; President and
                      Chief Executive Officer,
                      Passport Research, Ltd.;
                      Trustee, Federated Shareholder
                      Services Company; Director,
                      Federated Services Company.

                      Previous Position: President,
                      Federated Investment Counseling.

                      Principal Occupations: Director    NA         $1,056.71
Lawrence D. Ellis,    or Trustee of the Federated Fund
M.D.*                 Complex; Professor of Medicine,
Birth Date: October   University of Pittsburgh;
11, 1932              Medical Director, University of
3471 Fifth Avenue     Pittsburgh Medical Center
Suite 1111            Downtown; Hematologist,
Pittsburgh, PA        Oncologist and Internist,
TRUSTEE               University of Pittsburgh Medical
Began serving:        Center.
January 1992
                      Other Directorships Held:
                      Member, National Board of
                      Trustees, Leukemia Society of
                      America.

                      Previous Positions: Trustee,
                      University of Pittsburgh;
                      Director, University of
                      Pittsburgh Medical Center.

* Family relationships and reasons for "interested" status: John F. Donahue is the father of J. Christopher Donahue; both are "interested" due to the positions they hold with Federated Investors, Inc. and its subsidiaries. Lawrence D. Ellis, M.D. is
"interested" because his son-in-law is employed by the Fund's principal underwriter,
Federated Securities Corp.
---------------------------------------------------------------------------------------
+ Because the Fund is a new portfolio of the Trust, Trustee compensation has not yet been earned and will be reported following the Fund's next fiscal year.

INDEPENDENT TRUSTEES BACKGROUND AND COMPENSATION

                       rincipal Occupation(s) for Past    Aggregate
Name                   ive Years, Other Directorships     CompensatiTotal
Birth Date             eld and Previous Positions         From      Compensation
Address                                                   Fund      From Trust
Positions Held with   P                                   (past     (past
Trust                 F                                   fiscal    calendar
Date Service Began    H                                   year) +   year)
                      Principal Occupation: Director or   NA        $1,162.55
Thomas G. Bigley      Trustee of the Federated Fund
Birth Date: February  Complex.
3, 1934
15 Old Timber Trail   Other Directorships Held:
Pittsburgh, PA        Director, Member of Executive
TRUSTEE               Committee, Children's Hospital of
Began serving:        Pittsburgh; Director, Member of
November 1994         Executive Committee, University
                      of Pittsburgh.

                      Previous Position: Senior
                      Partner, Ernst & Young LLP.

                      Principal Occupations: Director     NA         $1,162.55
John T. Conroy, Jr.   or Trustee of the Federated Fund
Birth Date: June 23,  Complex; Chairman of the Board,
1937                  Investment Properties
Grubb &               Corporation; Partner or Trustee
Ellis/Investment      in private real estate ventures
Properties Corporationin Southwest Florida.
3838 Tamiami Trail N.
Naples, FL            Previous Positions: President,
TRUSTEE               Investment Properties
Began serving:        Corporation; Senior Vice
January 1992          President, John R. Wood and
                      Associates, Inc., Realtors;
                      President, Naples Property
                      Management, Inc. and Northgate
                      Village Development Corporation.

                      Principal Occupation: Director or   NA         $1,162.55
Nicholas P.           Trustee of the Federated Fund
Constantakis          Complex, partner, Andersen
Birth Date: September Worldwide SC (prior to 9/1/97).
3, 1939
175 Woodshire Drive   Other Directorships Held:
Pittsburgh, PA        Director, Michael Baker
TRUSTEE               Corporation (engineering and
Began serving:        energy services worldwide).
January 1999

                      Principal Occupation: Director or   NA         $1,056.71
John F. Cunningham    Trustee of the Federated Fund
Birth Date: March 5,  Complex.
1943
353 El Brillo Way     Other Directorships Held:
Palm Beach, FL        Chairman, President and Chief
TRUSTEE               Executive Officer, Cunningham &
Began serving:        Co., Inc. (strategic business
January 1999          consulting); Trustee Associate,
                      Boston College.

                      Previous Positions: Director,
                      Redgate Communications and EMC
                      Corporation (computer storage
                      systems); Chairman of the Board
                      and Chief Executive Officer,
                      Computer Consoles, Inc.;
                      President and Chief Operating
                      Officer, Wang Laboratories;
                      Director, First National Bank of
                      Boston; Director, Apollo
                      Computer, Inc.

                      Principal Occupation: Director or   NA         $1,056.71
Peter E. Madden       Trustee of the Federated Fund
Birth Date: March 16, Complex; Management Consultant.
1942
One Royal Palm Way    Previous Positions:
100 Royal Palm Way    Representative, Commonwealth of
Palm Beach, FL        Massachusetts General Court;
TRUSTEE               President, State Street Bank and
Began serving:        Trust Company and State Street
January 1992          Corporation (retired);, Director,
                      VISA USA and VISA International;
                      Chairman and Director,
                      Massachusetts Bankers
                      Association; Director, Depository
                      Trust Corporation; Director, The
                      Boston Stock Exchange.

                      Principal Occupations: Director     NA         $1,162.55
Charles F. Mansfield, or Trustee of the Federated Fund
Jr.                   Complex; Management Consultant,
Birth Date: April 10, Executive Vice President, DVC
1945                  Group, Inc. (marketing,
80 South Road         communications and technology)
Westhampton Beach, NY (prior to 9/1/00).
TRUSTEE
Began serving:        Previous Positions: Chief
January 1999          Executive Officer, PBTC
                      International Bank; Partner,
                      Arthur Young & Company (now Ernst
                      & Young LLP); Chief Financial
                      Officer of Retail Banking Sector,
                      Chase Manhattan Bank; Senior Vice
                      President, HSBC Bank USA
                      (formerly, Marine Midland Bank);
                      Vice President, Citibank;
                      Assistant Professor of Banking
                      and Finance, Frank G. Zarb School
                      of Business, Hofstra University.

John E. Murray, Jr.,  Principal Occupations:  Director    NA         $1,089.29
J.D., S.J.D.          or Trustee of the Federated Fund
Birth Date: December  Complex; Chancellor and Law
20, 1932              Professor, Duquesne University;
Chancellor, Duquesne  Consulting Partner, Mollica &
University            Murray.
----------------------
Pittsburgh, PA        Other Directorships Held:
TRUSTEE               Director, Michael Baker Corp.
 Began serving:       (engineering, construction,
February 1995         operations and technical
                      services).

                      Previous Positions: President,
                      Duquesne University; Dean and
                      Professor of Law, University of
                      Pittsburgh School of Law; Dean
                      and Professor of Law, Villanova
                      University School of Law.

                      Principal Occupations:  Director    NA         $1,056.71
Marjorie P. Smuts     or Trustee of the Federated Fund
Birth Date: June 21,  Complex; Public
1935                  Relations/Marketing/
4905 Bayard Street    Consultant/Conference Coordinator.
Pittsburgh, PA
TRUSTEE               Previous Positions: National
Began serving:        Spokesperson, Aluminum Company of
January 1992          America; television producer;
                      President, Marj Palmer Assoc.;
                      Owner, Scandia Bord.

                      Principal Occupations:  Director    NA         $1,056.71
John S. Walsh         or Trustee of the Federated Fund
Birth Date: November  Complex; President and Director,
28, 1957              Heat Wagon, Inc. (manufacturer of
2604 William Drive    construction temporary heaters);
Valparaiso, IN        President and Director,
TRUSTEE               Manufacturers Products, Inc.
Began serving:        (distributor of portable
January 1999          construction heaters); President,
                      Portable Heater Parts, a division
                      of Manufacturers Products, Inc.

                      Other Directorships Held:
                      Director, Walsh & Kelly, Inc.
                      (heavy highway contractor).

                      Previous Position: Vice
                      President, Walsh & Kelly, Inc.

+ Because the Fund is a new portfolio of the Trust, compensation has not yet been earned and will be reported following the Fund's next fiscal year.
---------------------------------------------------------------------------------------

OFFICERS**

Name                           rincipal Occupation(s) and Previous Positions
Birth Date
Address
Positions Held with Trust     P
                              Principal Occupations: Executive Vice President and
John W. McGonigle             Secretary of the Federated Fund Complex; Executive
Birth Date: October 26, 1938  Vice President, Secretary and Director, Federated
EXECUTIVE VICE PRESIDENT AND  Investors, Inc.
SECRETARY
                              Previous Positions: Trustee, Federated Investment
                              Management Company and Federated Investment
                              Counseling; Director, Federated Global Investment
                              Management Corp., Federated Services Company and
                              Federated Securities Corp.

                              Principal Occupations: Treasurer of the Federated
Richard J. Thomas             Fund Complex; Senior Vice President, Federated
Birth Date: June 17, 1954     Administrative Services.
TREASURER
                              Previous Positions: Vice President, Federated
                              Administrative Services; held various management
                              positions within Funds Financial Services Division of
                              Federated Investors, Inc.

                              Principal Occupations: Senior Vice President and
Peter J. Germain              Director of Proprietary Fund Services, Federated
Birth Date: September 3, 1959 Services Company.
PRESIDENT                     ------------------------------------------------------

                              Previous Positions: Senior Corporate Counsel,
                              Federated Services Company.

                              Principal Occupations: Vice President, Federated
Beth S. Broderick             Services Company.
Birth Date: August 2, 1965
VICE PRESIDENT                Previous Positions: Client Services Officer,
                              Federated Services Company,

---------------------------------------------------------------------------------------
**    Officers do not receive any compensation from the Fund.

Thomas R. Donahue, Chief Financial Officer, Vice President, Treasurer and Assistant
Secretary of Federated Investors, Inc. and an officer of its various advisory and underwriting subsidiaries, has served as a Term Member on the Board of Directors of
Duquesne University, Pittsburgh, Pennsylvania, since May 12, 2000. Mr. John E.
Murray, Jr., an Independent Trustee of the Fund, served as President of Duquesne from
1988 until his retirement from that position in 2001, and became Chancellor of
Duquesne on August 15, 2001. It should be noted that Mr. Donahue abstains on any matter that comes before Duquesne's Board that affects Mr. Murray personally.

COMMITTEES of the board
                            ommittee Functions                         Meetings Held
Board     Committee                                                    During Last
Committee Members          C                                           Fiscal Year
Executive John F. Donahue  In between meetings of the full Board,          NONE
          John E.          the Executive Committee generally may
          Murray, Jr.      exercise all the powers of the full Board
                           in the management and direction of the
                           business and conduct of the affairs of
                           the Trust in such manner as the Executive
                           Committee shall deem to be in the best
                           interests of the Trust. However, the
                           Executive Committee cannot elect or
                           remove Board members, increase or
                           decrease the number of Trustees, elect or
                           remove any Officer, declare dividends,
                           issue shares or recommend to shareholders
                           any action requiring shareholder approval.

 Audit    Thomas G.        The Audit Committee reviews and                 NONE
          Bigley           recommends to the full Board the
          John T.          independent auditors to be selected to
          Conroy, Jr.      audit the Fund's financial statements;
          Nicholas P.      meet with the independent auditors
          Constantakis     periodically to review the results of the
          Charles F.       audits and report the results to the full
          Mansfield, Jr.   Board; evaluate the independence of the
                           auditors, review legal and regulatory
                           matters that may have a material effect
                           on the financial statements, related
                           compliance policies and programs, and the
                           related reports received from regulators;
                           review the Fund`s internal audit
                           function; review compliance with the
                           Fund`s code of conduct/ethics; review
                           valuation issues; monitor inter-fund
                           lending transactions; review custody
                           services and issues and investigate any
                           matters brought to the Committee's
                           attention that are within the scope of
                           its duties.

Board ownership of shares in the fund and in the CCMI family of
---------------------------------------------------------------------------------------

Investment companies AS OF dECEMBER 31, 2001

                      ollar            Aggregate
                       Range of   ollar Range of
                      hares       hares Owned in
                     D    Owned   CCMI Family of
Interested              in Fund  D    Investment
Board Member Name    S           S     Companies
John F. Donahue            NONE             NONE
J. Christopher             NONE             NONE
Donahue
Lawrence D. Ellis,         NONE             NONE
M.D.

Independent
Board Member Name
Thomas G. Bigley           NONE             NONE
John T. Conroy, Jr.        NONE             NONE
Nicholas P.                NONE             NONE
Constantakis
John F. Cunningham         NONE             NONE
Peter E. Madden            NONE             NONE
Charles F.                 NONE             NONE
Mansfield, Jr.
John E. Murray,            NONE             NONE
Jr., J.D., S.J.D.
Marjorie P. Smuts          NONE             NONE
John S. Walsh              NONE             NONE
..
---------------------------------------------------------------------------------------

INVESTMENT ADVISER

The Adviser conducts investment research and makes investment decisions for the Fund.

The Adviser shall not be liable to the Trust, the Fund or any Fund shareholder for any losses that may be sustained in the purchase, holding, or sale of any security or for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties imposed upon it by its contract with the Trust. Because of internal controls maintained by the Adviser to restrict the flow of non-public information, Fund investments are typically made without any knowledge of the Adviser or its affiliates' lending relationships with an issuer.

As required by the 1940 Act, the Fund's Board has reviewed the Fund's investment
Advisory contract. The Board's decision to approve the contract reflects the exercise of its business judgment on whether to continue the existing arrangements.  During its review of the contract, the Board considers many factors, among the most material of which are: the Fund's investment objectives and long term performance; the
Adviser's management philosophy, personnel, and processes; the preferences and expectations of Fund shareholders and their relative sophistication; the continuing state of competition in the mutual fund industry; comparable fees in the mutual fund industry; the range and quality of services provided to the Fund and its shareholders by the National Commerce Financial Corporation ("NCFC") organization in addition to investment advisory services.

In assessing the Adviser's performance of its obligations, the Board also considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract.  In this regard, the Board is mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an
Advisory contract.  In particular, the Board recognizes that most shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and in the expectation that the adviser will have a continuing role in providing Advisory services to the Fund.

The Board also considers the compensation and benefits received by the Adviser. This includes fees received for services provided to the Fund by other entities in the
NCFC organization and research services received by the Adviser from brokers that execute Fund trades, as well as advisory fees.  In this regard, the Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an Adviser's compensation: The nature and quality of the services provided by the adviser, including the performance of the Fund; the Adviser's cost of providing the services;
the extent to which the Adviser may realize "economies of scale" as the Fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the Adviser's relationship with the fund; performance and expenses of comparable Funds; and the extent to which the independent Board members are fully informed about all facts bearing on the Adviser's service and fee.  The Fund's Board is aware of these factors and takes them into account in its review of the Fund's
Advisory contract.

The Board considers and weighs these circumstances in light of its substantial accumulated experience in governing the Fund and working with NCFC on matters relating to its funds, and is assisted in its deliberations by the advice of independent legal counsel.  In this regard, the Board requests and receives a significant amount of information about the Funds and the NCFC organization.  NCFC provides much of this information at each regular meeting of the Board, and furnishes additional reports in connection with the particular meeting at which the Board's formal review of the advisory contracts occurs.  In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises.
Thus, the Board's evaluation of an Advisory contract is informed by reports covering such matters as: the Adviser's investment philosophy, personnel, and processes; the fund's short- and long-term performance (in absolute terms as well as in relationship to its particular investment program and certain competitor or "peer group" funds), and comments on the reasons for performance; the fund's expenses (including the advisory fee itself and the overall expense structure of the fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the fund's portfolio securities; the nature and extent of the advisory and other services provided to the fund by the Adviser and its affiliates;
compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the funds and/or
NCFC are responding to them.

The Board also receives financial information about NCFC organization, including reports on the compensation and benefits NCFC derives from its relationships with the
Funds.  These reports cover not only the fees under the advisory contracts, but also fees received by NCFC's subsidiaries for providing other services to the Funds under separate contracts (e.g., for serving as the Funds' administrator and transfer agent).  The reports also discuss any indirect benefit the NCFC organization may derive from its receipt of research services from brokers who execute fund trades.

The Board bases its decision to approve an Advisory contract on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations.  Not all of the factors and considerations identified above are relevant to every fund, nor does the Board consider any one of them to be determinative.  Because the totality of circumstances includes considering the relationship of each fund to the CCMI family of funds, the Board does not approach consideration of every fund's Advisory contract as if that were the only fund offered by NCFC organization.

Other Related Services
Affiliates of the Adviser may, from time to time, provide certain electronic equipment and software to institutional customers in order to facilitate the purchase of Fund Shares offered by the Distributor.

Code of Ethics Restrictions on Personal Trading

As required by SEC rules, the Fund, its Adviser, and its Distributor have adopted codes of ethics.  These codes govern securities trading activities of investment personnel, Fund Trustees, and certain other employees.  Although they do permit these people to trade in securities, including those that the Fund could buy, they also contain significant safeguards designed to protect the Fund and its shareholders from abuses in this area, such as requirements to obtain prior approval for, and to report, particular transactions.

BROKERAGE TRANSACTIONS
When selecting brokers and dealers to handle the purchase and sale of portfolio instruments, the Adviser looks for prompt execution of the order at a favorable price. The Adviser will generally use those who are recognized dealers in specific portfolio instruments, except when a better price and execution of the order can be obtained elsewhere. The Adviser may select brokers and dealers based on whether they also offer research services (as described below). In selecting among firms believed to meet these criteria, the Adviser may give consideration to those firms which have sold or are selling Shares of the Fund and other funds distributed by the Distributor and its affiliates. The Adviser makes decisions on portfolio transactions and selects brokers and dealers subject to review by the Fund's Board.

Research Services
Research services may include advice as to the advisability of investing in securities; security analysis and reports; economic studies; industry studies;
receipt of quotations for portfolio evaluations; and similar services. Research services may be used by the Adviser or by affiliates of Federated in advising other accounts. To the extent that receipt of these services may replace services for which the Adviser or its affiliates might otherwise have paid, it would tend to reduce their expenses. The Adviser and its affiliates exercise reasonable business judgment in selecting those brokers who offer brokerage and research services to execute securities transactions. They determine in good faith that commissions charged by such persons are reasonable in relationship to the value of the brokerage and research services provided.

Investment decisions for the Fund are made independently from those of other accounts managed by the Adviser. When the Fund and one or more of those accounts invests in, or disposes of, the same security, available investments or opportunities for sales will be allocated among the Fund and the account(s) in a manner believed by the
Adviser to be equitable. While the coordination and ability to participate in volume transactions may benefit the Fund, it is possible that this procedure could adversely impact the price paid or received and/or the position obtained or disposed of by the
Fund.

ADMINISTRATOR
Federated Services Company, a subsidiary of Federated, provides administrative personnel and services (including certain legal and financial reporting services)
necessary to operate the Fund. Federated Services Company provides these at the following annual rate of the average aggregate daily net assets of all Federated
Funds as specified below:

Maximum                   Average Aggregate Daily
Administrative Fee        Net Assets of the Funds
0.150 of 1%               on the first $250 million
0.125 of 1%               on the next $250 million
0.100 of 1%               on the next $250 million
                          on assets in excess of
0.075 of 1%               $750 million
The administrative fee received during any fiscal year shall be at least $50,000 per portfolio. Federated Services Company may voluntarily waive a portion of its fee and may reimburse the Fund for expenses.
---------------------------------------------------------------------------------------

Federated Services Company also provides certain accounting and recordkeeping services with respect to the Fund's portfolio investments for a fee based on Fund assets plus out-of-pocket expenses.

CUSTODIAN and portfolio accountant

The Fifth Third Bank, Cincinnati, Ohio, is custodian for the securities and cash of the Fund. Federated Services Company provides certain accounting and recordkeeping services with respect to the Fund's portfolio investments. The fee paid for this service is based upon the level of the Fund's average net assets for the period plus out-of-pocket expenses.

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT
Federated Services Company, through its registered transfer agent subsidiary,
Federated Shareholder Services Company, maintains all necessary shareholder records.
The Fund pays the transfer agent a fee based on the size, type and number of accounts and transactions made by shareholders.

INDEPENDENT PUBLIC ACCOUNTANTS
The independent public accountant for the Fund, KPMG, conducts its audits in accordance with accounting standards generally accepted in the United States of
America, which require it to plan and perform its audits to provide reasonable assurance about whether the Fund's financial statements and financial highlights are free of material misstatement.

HOW DOES THE FUND MEASURE PERFORMANCE?

The Fund may advertise Share performance by using the SEC's standard methods for calculating performance applicable to all mutual funds. The SEC also permits this standard performance information to be accompanied by non-standard performance information.

The performance of Shares depends upon such variables as: portfolio quality; average portfolio maturity; type and value of portfolio securities; changes in interest rates; changes or differences in the Fund's or any class of Shares' expenses; and
various other factors.

Share performance fluctuates on a daily basis largely because net earnings and/or the value of portfolio holdings fluctuate daily. Both net earnings and offering price per
Share are factors in the computation of yield and total return.

TOTAL RETURN
Total return represents the change (expressed as a percentage) in the value of Shares over a specific period of time, and includes the investment of income and capital gains distributions.

The average annual total return for Shares is the average compounded rate of return for a given period that would equate a $10,000 initial investment to the ending redeemable value of that investment. The ending redeemable value is computed by multiplying the number of Shares owned at the end of the period by the NAV per Share at the end of the period. The number of Shares owned at the end of the period is based on the number of Shares purchased at the beginning of the period with $10,000, less any applicable sales charge, adjusted over the period by any additional Shares, assuming the annual reinvestment of all dividends and distributions.  Total returns after taxes are calculated in a similar manner, but reflect additional standard assumptions required by the SEC.

When Shares of a Fund are in existence for less than a year, the Fund may advertise cumulative total return for that specific period of time, rather than annualizing the total return.

YIELD
The yield of Shares is calculated by dividing: (i) the net investment income per
Share earned by the Shares over a 30-day period; by (ii) the maximum offering price per Share on the last day of the period. This number is then annualized using semi-annual compounding. This means that the amount of income generated during the
30-day period is assumed to be generated each month over a 12-month period and is reinvested every six months. The yield does not necessarily reflect income actually earned by Shares because of certain adjustments required by the SEC and, therefore, may not correlate to the dividends or other distributions paid to shareholders.

To the extent investment professionals and broker/dealers charge fees in connection with services provided in conjunction with an investment in Shares, the Share performance is lower for shareholders paying those fees.

PERFORMANCE COMPARISONS
Advertising and sales literature may include:

o     references to ratings, rankings, and financial publications and/or performance comparisons of Shares to certain indices;

o     charts, graphs and illustrations using the Fund's returns, or returns in general, that demonstrate investment concepts such as tax-deferred compounding, dollar-cost averaging and systematic investment;

o     discussions of economic, financial and political developments and their impact on the securities market, including the portfolio manager's views on how such developments could impact the Fund; and

o     information about the mutual fund industry from sources such as the Investment
   Company Institute.

The Fund may compare its  performance,  or  performance  for the types of securities in which it invests,  to a variety of other investments,  including federally insured bank products such as bank savings accounts, certificates of deposit, and Treasury bills.

  The Fund may quote information from reliable sources regarding individual countries and regions, world stock exchanges, and economic and demographic statistics.
  You may use financial publications and/or indices to obtain a more complete view of
Share performance. When comparing performance, you should consider all relevant factors such as the composition of the index used, prevailing market conditions, portfolio compositions of other funds, and methods used to value portfolio securities and compute offering price. The financial publications and/or indices which the Fund uses in advertising may include:

Lehman Brothers U.S. Aggregate Bond Index
An unmanaged index composed of securities from the Lehman Brothers
Government/Corporate Bond Index, Mortgage-Backed Securities Index and the
Asset-Backed Securities Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indices are rebalanced monthly by market capitalization.

 Lehman Brothers Credit Bond Index:

Composed of all publicly issued, fixed-rate, nonconvertible, investment-grade corporate debt. Issues are rated at least Baa by Moody's Investors Service or BBB by
Standard & Poor's, if unrated by Moody's. Collateralized Mortgage Obligations (CMOs)
are not included. Total return comprises price appreciation/depreciation and income as a percentage of the original investment.

Lipper Analytical Services, Inc.
The Lipper  Analytical  Services,  Inc.,  ranks  funds in various  fund  categories  by
making  comparative   calculations  using  total  return.   Total  return  assumes  the
reinvestment  of all capital gains  distributions  and income  dividends and takes into account any change in NAV over a specified period of time.

 Lehman Brothers Government/Credit (Total) Index
The Lehman Brothers  Government/Corporate  (Total) Index is comprised of  approximately
5,000  issues  which  include:  non-  convertible  bonds  publicly  issued  by the U.S.
government or its agencies;  corporate  bonds  guaranteed  by the U.S.  government  and
quasi-federal   corporations;   and  publicly  issued,  fixed  rate,  non-  convertible
domestic bonds of companies in industry,  public  utilities,  and finance.  The average maturity of these bonds  approximates  nine years.  Tracked by Lehman  Brothers,  Inc., the index  calculates  total returns for one-month,  three-month,  twelve-  month,  and ten-year periods and year-to-date.

 Lehman Brothers Intermediate Government/Credit Index
This index is the intermediate component of the Lehman Brothers Government/Credit
(Total) Index which is described above and is composed of approximately 3,500 issues of non-convertible government or investment grade corporate debt. The average maturity of these bonds approximates 4.5 years.

Salomon Brothers Aaa-Aa Corporate Index
The Salomon  Brothers Aaa-Aa  Corporate Index calculates total returns of approximately
775 issues which  include  long-term,  high grade  domestic  corporate  taxable  bonds, rated  AAA-AA  with  maturities  of twelve  years or more and  companies  in  industry, public utilities, and finance.

Merrill Lynch Corporate & Government Master Index
The Merrill Lynch  Corporate & Government  Master Index is an unmanaged index comprised of approximately  4,821 issues which include  corporate debt  obligations  rated BBB or better and publicly  issued,  non-convertible  domestic debt of the U.S.  government or any  agency  thereof.  These  quality  parameters  are based on  composites  of ratings assigned  by  Standard & Poor's and  Moody's  Investors  Service.  Only notes and bonds with a minimum maturity of one year are included.

Merrill Lynch Corporate Master Index
The  Merrill  Lynch  Corporate   Master  Index  is  an  unmanaged  index  comprised  of
approximately  4,256  corporate  debt  obligations  rated BBB or better.  These quality parameters  are based on  composites  of  ratings  assigned  by  Standard  & Poor's and
Moody's Investors Service,. Only bonds with minimum maturity of one year are included.

Lehman Brothers Corporate Bond Index
The Lehman  Brothers  Corporate  Bond Index is comprised  of a large  universe of bonds issued by industrial,  utility and financial  companies  which have a minimum rating of
Baa by Moody's  Investors  Service,  BBB by Standard and Poor's or, in the case of bank bonds not rated by either of the previously  mentioned  services,  BBB by Fitch,  IBCA,
Inc.

Morningstar, Inc.
Morningstar,  Inc., an independent  rating  service,  is the publisher of the bi-weekly
Mutual  Fund  Values.  Mutual Fund Values  rates more than 1,000  NASDAQ-listed  mutual funds of all types,  according to their  risk-adjusted  returns.  The maximum rating is five stars, and ratings are effective for two weeks.

INVESTMENT RATINGS

Standard and Poor's Long-Term Debt Rating Definitions
AAA--Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA--Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher-rated issues only in small degree.

A--Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB--Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

BB--Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB rating.

B--Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

CCC--Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC--The rating CC typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC debt rating.

C--The rating C typically is applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

Moody's Investors Service Long-Term Bond Rating Definitions
AAA--Bonds which are rated AAA are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as gilt edged.
Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA--Bonds which are rated AA are judged to be of high quality by all standards.
Together with the AAA group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in AAA securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in AAA securities.

A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

BAA--Bonds which are rated BAA are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.
Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

BA--Bonds which are BA are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B--Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAA--Bonds which are rated CAA are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

CA--Bonds which are rated CA represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C--Bonds which are rated C are the lowest-rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

 Fitch Ratings Long-Term Debt Rating Definitions
AAA--Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA--Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

A--Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB--Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate.
Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB--Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B--Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC--Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC--Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C--Bonds are imminent default in payment of interest or principal.

Moody's Investors Service Commercial Paper Ratings
Prime-1--Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

o     Leading market positions in well-established industries;

o     High rates of return on funds employed;

o     Conservative capitalization structure with moderate reliance on debt and ample asset protection;

o     Broad margins in earning coverage of fixed financial charges and high internal cash generation; and

o     Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2--Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation.
Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Standard and Poor's Commercial Paper Ratings
A-1--This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2--Capacity for timely payment on issues with this designation is satisfactory.
However, the relative degree of safety is not as high as for issues designated A-1.

 Fitch Ratings Commercial Paper Rating Definitions
FITCH-1-- (Highest Grade) Commercial paper assigned this rating is regarded as having the strongest degree of assurance for timely payment.

FITCH-2-- (Very Good Grade) Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than the strongest issues.

Addresses

CCMi bond fund

5800 Corporate Drive
Pittsburgh, PA 15237-7001

Distributor
Federated Securities Corp.
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779

Investment Adviser
Commerce Capital Management, Inc
850 Ridgelake Boulevard #101
Memphis, TN 38120

Custodian
The Fifth Third Bank
38 Fountain Square Plaza
Cincinnati, OH 45263

Transfer Agent and Dividend Disbursing Agent
Federated Shareholder Services Company
P.O. Box 8600
Boston, MA 02266-8600

Independent Public Accountants
KPMG
99 High Street
Boston, MA 02110-2371